UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑ Definitive Proxy Statement

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PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To be held March 6, 2023

To the Stockholders of PHX Minerals Inc.:

Notice is hereby given that the annual meeting of the stockholders (“Annual Meeting”) of PHX Minerals Inc. (the “Company”) will be held virtually, on Monday, March 6, 2023, at 9:00 a.m. Central Standard Time. The virtual meeting can be accessed at www.proxydocs.com/PHX. At the Annual Meeting, we plan to ask you:

1. To elect the two director nominees named in the accompanying proxy statement to serve on the Company’s Board of Directors until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified;

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3. To ratify the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

4. To approve an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares; and

5. To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

We have set the close of business on January 9, 2023 as the record date for the Annual Meeting and only holders of record of the Company’s common stock at such date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. The Annual Meeting will be held in a virtual-only meeting format, via live video webcast, that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We have implemented a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures enhance stockholder access and encourage participation and communication with our Board of Directors and management. Please note that you will only be able to attend the Annual Meeting by means of remote communication – you will not be able to attend the Annual Meeting if you do not have Internet access. There will not be a physical meeting location. You or your proxyholder will be able to attend the Annual Meeting online, examine a list of our stockholders of record, and submit your questions and vote your shares electronically by visiting www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice of Internet Availability of Proxy Materials and proxy card. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would have at an in-person meeting.

The Annual Meeting webcast will begin promptly at 9:00 a.m. Central Standard Time, on March 6, 2023. Online access to the virtual meeting website will begin at 8:45 a.m. Central Standard Time, and we encourage you to access the Annual Meeting prior to the start time.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this proxy statement, a proxy card and our 2022 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to vote. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process allows us to provide our stockholders with information in a timelier manner, reduces our printing and mailing costs, and helps to conserve resources. The Company anticipates the Notice will be mailed to stockholders on or about January 23, 2023.

Whether you plan to attend the Annual Meeting or not, we encourage you to vote by following the instructions on the Notice or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope. Voting by proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the Notice or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

We thank you for your continued support and look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

Ralph D’Amico, Secretary

Fort Worth, Texas

January 23, 2023

YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE EVEN IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY INTERNET OR TELEPHONE USING THE INSTRUCTIONS ON THE NOTICE, OR BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on March 6, 2023. This proxy statement, form of proxy card and the Company’s 2022 Annual Report to Stockholders are available at the following website: www.proxydocs.com/PHX or by writing to the Company at the address above. The Annual Report contains the financial documents of the Company.

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Proxy Statement Summary

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This summary does not contain all of the information you should consider, and you should carefully read the Proxy Statement in its entirety before voting. Additional information regarding the Company and its performance in fiscal year 2022 can be found in our Annual Report on Form 10-K for the year ended September 30, 2022.

2023 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	March 6, 2023, at 9:00 a.m., Central Standard Time
Location:	Virtual access at www.proxydocs.com/PHX
Record Date:	January 9, 2023
Stockholders Entitled to Vote:

Holders of our Common Stock, par value $0.01666 per share (“Common Stock”), as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote by proxy or in person at the Annual Meeting.

PROPOSALS AND BOARD RECOMMENDATIONS
	Proposal	Board Recommendation
No. 1	Election of two directors to serve on the Company’s board of directors for three-year terms ending at the Company’s annual meeting in 2026.	FOR each nominee
No. 2	Advisory vote to approve the compensation of the Company’s named executive officers.	FOR
No. 3	Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR
No. 4	Approval of an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares.	FOR

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QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting, including (1) the election of two director nominees to serve on our board of directors (the “Board”) for three-year terms ending at the annual meeting of stockholders in 2026 (this proposal is referred to as the “Election of Directors”); (2) a non-binding, advisory vote to approve the compensation of our named executive officers (this proposal is referred to as “Executive Compensation”); (3) the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (this proposal is referred to as “Ratification of Accounting Firm”); (4) the approval an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares (this proposal is referred to as “LTIP Amendment”); and (5) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we make available to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote and provides you with information on such matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Annual Meeting.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials for the Annual Meeting over the Internet. The proxy materials for the meeting are available at www.proxydocs.com/PHX. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2022 annual report, by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the

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Notice received and state that you want a paper copy of the Annual Meeting materials. You also may request paper copies when prompted at www.investorelections.com/PHX.

Can I choose the method in which I receive future proxy materials?

Below are descriptions of the methods in which stockholders of record may receive future proxy materials or notice thereof:

Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most stockholders.

Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-866-648-8133, or by e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the Annual Meeting materials. If you are voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for paper copies by mail after you vote.

E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please log in to www.investorelections.com/PHX to enroll or, if voting electronically at www.investorelections.com/PHX, follow the instructions to enroll for electronic delivery.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, or other nominee with respect to how you receive your proxy materials and how to vote your shares.

Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote. You may vote by Internet or telephone using the instructions on the Notice, or by marking, signing and dating the enclosed proxy card and mailing it promptly in the postage-paid envelope, provided you received a paper copy of the proxy card.

What is “householding”?

The SEC permits companies and intermediaries (such as brokers, banks and other nominees) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of our Notice or paper copies of our proxy statement, proxy card and annual report (the “Proxy Materials”) mailed to you or you would like to opt out of this practice for future mailings, please submit your request in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or by telephone by calling 1-800-884-4225, and we will promptly deliver such additional materials to you. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at: www.proxydocs.com/PHX.

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What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one copy of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting.

Who is entitled to notice of, and to vote at, the Annual Meeting?

Governing laws and our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Annual Meeting, and any continuations, adjournments or postponements thereof.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on January 9, 2023 (the “Record Date”).

As of the Record Date, we had 36,491,333 shares of Common Stock outstanding. All holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements.

A list of all stockholders of record entitled to vote at our Annual Meeting will be available for examination at least 10 days prior to the Annual Meeting at our office located at 1320 S. University Dr., Suite 720, Fort Worth, TX 76107, during normal business hours, and will be available for inspection at the Annual Meeting.

How do I attend and participate in the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders as of the Record Date. Stockholders can register to attend the Annual Meeting by visiting www.proxydocs.com/PHX. The Annual Meeting will begin promptly at 9:00 a.m. Central Standard Time. We encourage you to allow ample time for online check-in, which will open at 8:45 a.m. Central Standard Time. If you plan to participate, submit questions or vote during the virtual Annual Meeting, you will need the Control Number included in the Notice or proxy card.

How can I request technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at www.proxydocs.com/PHX.

Will I be able to ask questions during the Annual Meeting?

Stockholders will be able to transmit questions through www.proxydocs.com/PHX. Only stockholders with a valid Control Number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

What is a quorum?

A quorum is the presence, in person or by proxy, of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting for the purpose of determining a quorum.

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What are the voting rights of our stockholders?

Each record holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting.

What is the difference between a stockholder of record and a “street name” holder?

Most stockholders hold their shares in “street name” through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank, fiduciary or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, bank or other nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. If you hold your shares in “street name,” follow the voting instructions provided by your broker, bank or other nominee to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares.

How do I vote my shares?

Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Proxy. You may give us your proxy by calling the toll-free telephone number or using the Internet as further described on the Notice. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you received a paper proxy card, you may give us your proxy by completing the proxy card and returning it to us in the U.S. postage-prepaid envelope accompanying the proxy card.

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To Vote During the Annual Meeting. You must do so through www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice and proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Street Name Stockholders: Street name stockholders may vote their shares or direct their broker, bank or other nominee to vote their shares by one of the following methods:

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By Voting Instruction Card. If you hold your shares in street name, your broker, bank or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

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To Vote During the Annual Meeting with a Proxy from the Record Holder. You may vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the instruction card or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote at the Annual Meeting.

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If you are a stockholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit.

Can I revoke my proxy or change my vote?

Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by doing one of the following:

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submitting written notice of revocation stating that you would like to revoke your proxy to PHX Minerals Inc., Attention: Chad True, 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118, which must be received prior to the Annual Meeting;

•	using the same method (by telephone, Internet or mail) that you first used to vote your shares, in which case the later submitted proxy will be recorded and the earlier proxy revoked; or

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during the Annual Meeting, notifying the inspector of election that you wish to revoke your proxy and voting your shares during the Annual Meeting. Attendance at the Annual Meeting without submitting a ballot to vote your shares will not revoke or change your vote.

If you are a beneficial or street name stockholder, you should follow the directions provided by your broker, bank or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee as described in “How do I vote my shares?” above.

What are abstentions and broker non-votes?

An abstention occurs when the beneficial owner of shares, or a broker, bank or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the Annual Meeting but fails to vote or voluntarily withholds its vote for any of the matters upon which the stockholders are voting.

Broker “non-votes” are shares held by brokers, banks or other nominees over which the broker, bank or other nominee lacks discretionary power to vote (such as for the election of directors) and for which the broker or nominee has not received specific voting instructions from the beneficial owner. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (NYSE). There are non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker or other nominee should vote your shares, then such broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they are not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 2 (Executive Compensation) and Proposal 4 (LTIP Amendment), and your shares will be considered broker non-votes with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 3 (Ratification of Accounting Firm).

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What vote is required for the proposals to be approved?

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Proposal 1 (Election of Directors): To be elected, for an uncontested election, each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our Common Stock at the Annual Meeting. Votes may be cast “FOR” or “AGAINST” the election of each nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 2 (Executive Compensation): To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This non-binding advisory vote will be approved if it receives the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

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Proposal 3 (Ratification of Accounting Firm): Ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” approval. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, there will be no broker non-votes for this proposal.

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Proposal 4 (LTIP Amendment): The approval of an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares (as described herein) requires the affirmative vote of a majority of shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

How does the Board recommend that I vote?

Our Board recommends a vote:

•	FOR each of the nominees for director;

•	FOR the non-binding, advisory approval of named executive officer compensation;

•	FOR the ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	FOR the approval of the amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares.

What happens if I provide my signed proxy but do not specify how I want my shares to be voted, or if additional proposals are presented at the Annual Meeting?

If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows:

Proposal 1. FOR the election of each director nominee;

Proposal 2. FOR the approval, on an advisory basis, of the compensation of our named executive officers;

Proposal 3. FOR the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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Proposal 4. FOR the approval of the amendment to the PHX Minerals Inc 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares.

Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted as the Board may recommend.

Who will bear the cost of soliciting votes for the Annual Meeting?

The cost of soliciting proxies for the Annual Meeting will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks or other nominees to send Proxy Materials to beneficial owners. The Company will reimburse these institutions for their reasonable costs in forwarding solicitation materials to such beneficial owners. The Company may engage third-party solicitors to solicit proxies for the Annual Meeting.

May I propose actions for consideration at the 2024 annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read the “Stockholder Proposals” section of this proxy statement for information regarding the submission of stockholder proposals and director nominations for consideration at the Company’s 2024 annual meeting of stockholders.

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Proposal No. 1

Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2026

Directors

The current directors of the Company and their current Board Committee memberships are as follows:

		Positions/Offices Presently	Served As	Present
Name	Age	Held with the Company	Director Since	Term Ends
Mark T. Behrman (1)(2)	60	Director, Non-Executive Chairman of the Board	2017	2025
Glen A. Brown (1)(2)	66	Director	2021	2024
Lee M. Canaan (1)(3)	66	Director	2015	2024
Peter B. Delaney (2)(3)	69	Director	2018	2024
Steven L. Packebush (1)	57	Director	2022	2023
John H. Pinkerton (2)(3)	68	Director	2021	2025
Chad L. Stephens	67	Director, Chief Executive Officer	2017	2023
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Member of the Audit Committee.
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Member of the Compensation Committee.
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Member of the Governance and Sustainability Committee.

Our Bylaws state that the Board shall be comprised of not less than five members with the exact number determined by resolution of the Board adopted by a vote of two-thirds (2/3) of the Board or at an annual or special meeting of the stockholders by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the shares of outstanding Common Stock entitled to vote. The Board has set the current size of the Board at seven members. The Board is divided into three classes. At each annual stockholders’ meeting, the term of one class expires. Directors in each class ordinarily serve three-year terms, or until the director’s retirement or until his or her successor is elected and qualified.

The Board believes it is in the Company’s best interest to continue to have a classified board structure, with three-year terms for its directors, due to the uniqueness of the Company’s assets and strategies. The Company’s focus on ownership of perpetual fee mineral acres requires business strategies that are more long-term oriented as compared to more traditional oil and gas exploration and production companies. We believe that this requires the Company’s directors to have a long-term outlook and understanding rather than a focus on short-term results. This focus on long-term results will serve the Company well and create value for our stockholders.

Based on the recommendations from the Governance and Sustainability Committee, our Board has nominated two continuing directors, Chad L. Stephens and Steven L. Packebush, to stand for election to the Board at the Annual Meeting, each to serve a three-year term expiring at the 2026 annual meeting or until the election and qualification of their respective successors or until their earlier death, retirement, resignation or removal.

Mr. Stephens and Mr. Packebush were recommended as nominees for election by the Governance and Sustainability Committee and approved by the Board. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve on the Board if elected. However, if any nominee should be unable for any reason to accept nomination or election, it is the intention of the persons named in the proxy to vote such proxies for the election of such other person or persons as the Board may recommend.

Directors Nominated for Election at the Annual Meeting

Below is information about our nominees for election to the Board for three-year terms ending at the Company’s annual meeting in 2026. The biographical information reflects the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should stand for election to the Board.

Steven L. Packebush, 57, is a founder and partner in Elevar Partners, LLC, a company providing advisory services and capital solutions for companies in the agriculture and energy markets. Prior to Elevar Partners, Mr. Packebush worked at Koch Industries, Inc. for over 30 years, retiring in March 2018. Until his retirement, he was

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the president of Koch Ag & Energy Solutions (“KAES”). Under his leadership, KAES grew to be one of world’s largest fertilizer companies. Mr. Packebush also oversaw the expansion of KAES, which included the addition of three start-up businesses: Koch Energy Services became one of the largest natural gas marketing companies in North America; Koch Methanol supplied methanol to global customers in the plywood, carpet, fuels, and plastics markets; and Koch Agronomic Services became a global leader in enhanced-efficiency fertilizer production and marketing. Mr. Packebush currently serves on the LSB Industries, Inc. board of directors. He is a graduate of Kansas State University with a bachelor’s degree in agricultural economics. Mr. Packebush was appointed to the Board effective April 2022.

Mr. Packebush’s qualifications to serve on the Board include his extensive management and operational experience, and his management of a natural gas marketing company, which provided him with a broad knowledge of the energy market.

Chad L. Stephens, 67, was appointed Chief Executive Officer of the Company on January 16, 2020. Prior to his appointment as Chief Executive Officer, Mr. Stephens served as the Interim Chief Executive Officer of the Company, a position he was appointed to in August 2019. Mr. Stephens previously served as Senior Vice President – Corporate Development of Range Resources Corporation (“Range”), a position he held from 2002 until his retirement effective December 31, 2018. Mr. Stephens joined Range in 1990 as Senior Vice President – Southwest. While at Range, he was responsible for the origination, valuation and acquisition or divestiture of over $6.0 billion of oil and gas producing properties. Mr. Stephens served on Range’s internal hedging committee and was responsible for the oversight of all gas, oil and NGL marketing and sales. Mr. Stephens holds a Bachelor of Arts degree in Finance and Land Management from the University of Texas. He was appointed to the Board in 2017 and previously served as its Lead Independent Director.

Mr. Stephens’ qualifications to serve on the Board include his 40 years of oil and gas experience, having served 28 years in various senior management roles with Range, including significant experience with mergers and acquisitions, land and risk management, midstream logistics and commodity sales.

To elect a nominee for director, a majority of the votes cast on Proposal No. 1 with respect to such nominee must vote “FOR” such nominee.

BOARD RECOMMENDATION

The Board of Directors Recommends Stockholders Vote “FOR” each of the Director Nominees Named in this Proxy Statement.

Directors Continuing in Office

Below is information about our continuing directors whose terms of office do not expire at the Annual Meeting. These individuals are not standing for re-election at this time:

Directors Whose Terms End at the 2024 Annual Meeting

Lee M. Canaan, 66, is the founder and portfolio manager of Braeburn Capital Partners, LLC (a private investment management firm), established in 2003 in Bloomfield Hills, MI. Ms. Canaan has over 35 years of oil and gas and investment management experience, starting her career as an Exploration Geophysicist at Amoco Production Company, then ARCO, and AIM/Invesco. She was elected to the Board in 2015.

Ms. Canaan currently serves on the board of EQT Corporation (natural gas production company operating exclusively in the Appalachian Basin of the U.S.), ROC Energy Acquisition Corporation (a special purpose acquisition corporation looking to acquire non-operated exploration and production working interest properties) and Aethon Energy, LLC (private exploration and production company with main operations in East Texas and western Louisiana). She has also served on the board of directors of the following publicly held companies: Noble International Ltd. (a supplier to the automotive industry), from 2000 to 2004, where she served as the Compensation Committee Chairman from 2002 to 2004; Oakmont Acquisition Corporation (a special purpose acquisition corporation), from 2005 to 2007; Equal Energy Ltd. (oil and gas exploration and production), from 2013 until its sale in 2014; and Rock Creek Pharmaceuticals (pharmaceutical research and development), from 2014 to 2016,

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where she also served as the chairman of the Audit and Nominating and Corporate Governance committees. She also served on the board of Philadelphia Energy Solutions, LLC(a private downstream energy company and the largest crude oil refining complex on the East Coast of the U.S.), from 2018 to 2020. She holds a bachelor’s degree in Geological Sciences from the University of Southern California, a master’s degree in Geophysics from the University of Texas at Austin, and an MBA degree in Finance from The Wharton School of the University of Pennsylvania. She is also a Chartered Financial Analyst.

Ms. Canaan’s qualifications to serve on the Board include her corporate finance, capital markets and merger and acquisition experience; her scientific background in geology and geophysics; her oil and gas exploration knowledge of North American basins; and her experience serving as a director of several public and private companies.

Peter B. Delaney, 69, is currently a principal with Tequesta Capital Partners, an entity that provides funding for various real estate and other ventures. He has held this position since 2016. Mr. Delaney was previously the Chairman and Chief Executive Officer of OGE Energy Corporation (“OGE Energy”) from 2007 to 2015. OGE Energy is a NYSE listed company and the parent company of OG&E, an electric utility provider, and owned a 50% interest in the General Partner of Enable Midstream Partners (NYSE: ENBL). Mr. Delaney was elected President of OGE Energy and as a member of its Board in 2007. Mr. Delaney retired as Chief Executive Officer of OGE Energy in May 2015 to step in as the Interim Chief Executive Officer of Enable Midstream Partners, a position he held until December 2015. From 2002 to 2013, Mr. Delaney also served as Chief Executive Officer of Enogex, an OGE Energy subsidiary involved in natural gas midstream services, and one of the predecessor companies to Enable Midstream Partners.

During his tenure as Chief Executive Officer, OG&E received numerous industry awards, among them the 2012 Utility of the Year and the 2013 Edison Award, the industry’s highest honor. Mr. Delaney previously completed a 16-year investment banking career on Wall Street, specializing in corporate finance and in providing other advisory services to electric utilities and other energy companies. In addition to extensive capital markets experience, he provided advisory services in tender offer defenses and mergers and acquisitions.

Mr. Delaney was elected to the Company’s Board in 2018. He has also served on the Board of Directors of the following companies: OGE Energy (Chairman) from 2007 to 2015; Enable Midstream Partners (Chairman) from 2013 to 2017: the Federal Reserve Bank of Kansas City from 2012 to 2017; and the Oklahoma City Boathouse Foundation (US Olympic and Paralympic Training Site) (Chairman) from 2007 to 2018. He currently serves on the Board of Directors of Integris Health System (comprised of hospitals and health providers throughout Oklahoma) (Chairman) since 2009; and Cabot Oil and Gas for a 3-year period ending October 4, 2021 upon the closing of the merger with Cimarex Energy Co.

Mr. Delaney’s qualifications to serve on the Board include his extensive management experience in the energy industry, extensive investment banking experience, financial expertise and his record of service on the board of directors of public and non-public companies. His management experience in the natural gas midstream sector provides him with a sound knowledge base and perspective on issues affecting the energy business.

Glen A. Brown, 66, has broad oil and gas experience both as a senior executive and as an independent explorationist. Mr. Brown served as the Senior Vice President of Exploration for Continental Resources (“Continental”) from 2015 to 2017. He joined Continental in 2012 as Manager of New Ventures and in 2013 was named Vice President of Geology. During his career at Continental, he managed annual budgets of $2 to $4 billion with active leasing, drilling and completion programs. Prior to joining Continental, he was an independent owner of NE LLC from 2003 to 2012, which developed projects that resulted in over 200 wells being drilled and completed with 12 different operators. From 1991 to 2003, he served as an Exploration Manager for EOG Resources-Midcontinent Division where he was responsible for various drilling programs and numerous field discoveries. From 1985 to 1991, Mr. Brown held middle management positions with TXO Production Company. From 1982 to 1985, he began his career as an Exploration Geologist with Marshall R. Young oil company. He holds a bachelor’s degree in Geology from State University of New York at Plattsburgh and a master’s degree in Geology from New Mexico State University in Las Cruces. Mr. Brown was elected to the Board in 2021.

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Mr. Brown’s qualifications to serve on the Board include his 40 years of oil and gas experience identifying acquisition and divestiture targets and assessing risks of projects, his extensive knowledge of prospect economics and of horizontal drilling and completions in unconventional resource plays, and his 33 years in various management roles.

Directors Whose Terms End at the 2025 Annual Meeting

Mark T. Behrman, 60, has been with LSB Industries, Inc. (“LSB”), Oklahoma City, (a publicly traded manufacturer and marketer of chemical products for the agricultural, mining and industrial markets) since 2014. Mr. Behrman currently serves as LSB’s President and Chief Executive Officer, a position he has held since December 30, 2018. Mr. Behrman joined LSB as Senior Vice President of Corporate Development and served in that capacity until June 2015 and served as Executive Vice President – Chief Financial Officer from June 2015 through December 2018. Prior to LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., from 2007 to 2014. Mr. Behrman has over 35 years of operational, financial, executive management, and investment banking experience.

Mr. Behrman has served on the Board since 2017, as its Chairman since 2019 and as Audit Committee Chairman from 2018 to 2022. He also has served on the Board of Directors of LSB since 2018 and on the Board of Directors of The Fertilizer Institute since 2019. Mr. Behrman previously has served on the board of directors of the following publicly held companies: Noble International Ltd., (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation (a special purpose acquisition corporation), from 2005 to 2007 and; Robocom Systems International (a developer and marketer of advanced warehouse management software solutions), from 1998 to 2000.

Mr. Behrman holds an MBA in Finance from Hofstra University and a Bachelor of Science in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s qualifications to serve on the Board include his executive management and operational experience, his extensive investment banking experience, his experience in accounting and finance, including as Chief Financial Officer of LSB Industries, his co-founding and management of several diverse businesses and his previous experience as a director of several public companies.

John H. Pinkerton, 68, has served on the Board since February 1, 2021. Mr. Pinkerton has had a long and distinguished career in the oil and gas industry, including serving at Range Resources Corporation (NYSE: RRC), a petroleum and natural gas exploration and production company, as President in 1990 and as Chief Executive Officer from 1992 until 2012. During his 27-year tenure, Range Resources grew from its small cap origins to be a $13 billion enterprise with a preeminent position in the Marcellus Shale. As CEO of Range Resources, Mr. Pinkerton established the technical expertise to enable a drilling-led strategy complemented by bolt-on acquisitions where synergies would enhance growth. Prior to joining Range Resources, Mr. Pinkerton served in various capacities at Snyder Oil Corporation for 12 years, including the position of Senior Vice President.

Mr. Pinkerton began serving as a director of Range Resources in 1988 and was Chairman of its board of directors from 2008 until his retirement as a director in January 2015. Since 2017, Mr. Pinkerton has served as Executive Chairman and is Chairman of the Board of Directors of Encino Energy, LLC, a Houston-based private oil and gas company. Mr. Pinkerton is also a director of EP Energy Corporation where he has served since October 2020. Mr. Pinkerton received his Bachelor of Arts degree in Business Administration from Texas Christian University, where he now serves on the board of trustees, and a Master’s degree from the University of Texas at Arlington. He has represented the energy industry in policy matters, serving on the executive committee of America’s Natural Gas Alliance.

Mr. Pinkerton’s qualifications to serve on the Board include his widespread skills in the management, acquisition and divestiture of oil and gas properties, including related corporate financing activities, hedging, risk analysis and the evaluation of drilling programs.

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CORPORATE GOVERNANCE AND OUR BOARD

Our Board

Board Leadership Structure and Non-Executive Chairman of the Board

The Company established the position of Non-Executive Chairman of the Board effective August 3, 2021, which replaced the role of Lead Independent Director. It is the policy of the Company that a Non-Executive Chairman of the Board shall be elected annually to preside over meetings of the Board and executive sessions of the Company’s independent directors, to facilitate information flow and communication between the directors and the Chief Executive Officer and to perform such other duties specified by the Board and outlined in the Charter of the Non-Executive Chairman of the Board. The Non-Executive Chairman of the Board determines the agenda and presides at all Board meetings and all executive sessions of non-employee directors. The Non-Executive Chairman of the Board also performs other duties that the Board may from time-to-time delegate to assist the Board in the fulfillment of its responsibilities.

Effective August 26, 2019, Mark T. Behrman was named Lead Independent Director by the Board and was reaffirmed as the Non-Executive Chairman of the Board at the December 8, 2022 Governance and Sustainability Committee meeting.

The Board adopted a “Non-Executive Chairman of the Board Guidelines,” which can be viewed at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Board Independence

Our Board annually determines the independence of each director and nominee for election as a director based on a review of the information provided by the directors and nominees. The Board makes these determinations under the independence standards set forth in the NYSE Listed Company Manual, applicable SEC rules and our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be viewed at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

As a result of its annual evaluation, the Board affirmatively determined by resolution that each of the Company’s current non-employee directors is independent under the listing standards of the NYSE, the requirements of the SEC and our Corporate Governance Guidelines. The Board has determined that each of the following non-employee directors is independent and has no material relationship with the Company that could impair such director’s independence: Mark T. Behrman, Glen A. Brown, Lee M. Canaan, Peter B. Delaney, Steven L. Packebush, and John H. Pinkerton.

Chad L. Stephens is not independent based on his service as the Company’s President and Chief Executive Officer. Mr. Stephens is the only director who is an officer or employee of the Company, and he does not currently serve on any Board committee.

Meetings and Committees of the Board of Directors

During the fiscal year ended September 30, 2022 (“fiscal 2022”), the Board held 13 meetings. At each meeting, a quorum of directors was present. The non-employee directors held executive sessions at each regularly scheduled Board meeting without management present.

Pursuant to the Corporate Governance Guidelines, the Company expects all of its directors to attend regularly scheduled Board and committee meetings and the annual meeting of stockholders. During fiscal 2022, each director attended at least 75% of the meetings of the Board and each of the Board committees on which he or she served. All of the directors attended the Company’s 2022 annual meeting.

Each year, the Board conducts a formal evaluation of its performance. Additionally, each Board committee conducts a formal evaluation of such committee’s performance. The Board and Board committee evaluations address, among other matters, the qualifications and performance of individual directors, overall Board or committee dynamics, the quality of information received from management, the appropriateness of matters reviewed and the

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quality of Board or committee deliberations. The results of these evaluations are discussed with the chairs of the relevant committees, the Non-Executive Chairman of the Board, or the full Board in executive session, as appropriate.

Board Committees

The independent members of the Board are elected to serve on various Board committees. The Board presently has three standing committees: the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee. Each committee operates under a charter that has been approved by the Board, and the chair of each committee reports to the Board on actions taken at each committee meeting.

Audit Committee

The Audit Committee is currently comprised of Mark T. Behrman, Glen A. Brown, Lee M. Canaan (Chair) and Steven L. Packebush. The Board has determined that each member of the Audit Committee during fiscal 2022 met all applicable independence requirements during such member’s service on the committee and the financial literacy requirements of the SEC and the NYSE. Mark T. Behrman, Glen A. Brown, Lee M. Canaan and Steven L. Packebush have been determined by the Board to each meet the “audit committee financial expert” requirements of the SEC.

The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community and others, relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of the Audit Committee’s activities to the Board. While the Audit Committee has the responsibilities and powers set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. For additional information regarding the functions performed by the Audit Committee, see “Report of the Audit Committee.”

The Audit Committee met five times during fiscal 2022. The Audit Committee Charter, as amended in December 2017, is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Compensation Committee

The Compensation Committee is currently comprised of Mark T. Behrman, Glen A. Brown, Peter B. Delaney (Chair), and John H. Pinkerton. Messrs. Brown, Delaney, and Pinkerton served on the Compensation Committee during fiscal 2022. Mr. Behrman joined the Compensation Committee effective April 1, 2022. During fiscal 2022, each member of the Compensation Committee met the applicable independence requirements during his service on the Compensation Committee, including the enhanced independence standards of the NYSE, and qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation, employee benefits and incentive programs of the Company. The Compensation Committee has the overall responsibility of approving and evaluating executive officer compensation, retirement plans, policies and programs of the Company, and the compensation of directors. The Compensation Committee’s function includes reviewing officer performance and recommending to the Board compensation amounts for executive officers and directors. The Compensation Committee also oversees the administration of the Company’s 401(k) Plan. For

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additional information regarding the Compensation Committee, please see the Compensation Committee Charter and the “Compensation Discussion and Analysis” section of this proxy statement.

The Compensation Committee met nine times during fiscal 2022. The Compensation Committee Charter, as amended in May 2022, is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Governance and Sustainability Committee

The Corporate Governance and Nominating Committee was renamed the Governance and Sustainability Committee by the Board in December 2021. The Governance and Sustainability Committee is currently comprised of Lee M. Canaan, Peter B. Delaney, and John H. Pinkerton (chair). Ms. Canaan and Messrs. Delaney and Pinkerton served on the Governance and Sustainability Committee during the entire fiscal 2022. The Board determined that each member of the Governance and Sustainability Committee during fiscal 2022 met the applicable independence requirements.

The purpose of the Governance and Sustainability Committee is to assist the Board with the management of its corporate governance, nominating and sustainability duties and responsibilities. Functions of the Governance and Sustainability Committee include: searching for, identifying and screening individuals qualified to become members of the Board; recommending to the Board when new members should be added to the Board; recommending to the Board individuals to fill vacant Board positions; recommending to the Board nominees for election as directors at each annual meeting; and recommending the committee structure of the Board and the directors who will serve as members and chairs of each committee. If a vacancy on the Board exists that will not be filled by an incumbent director, the Governance and Sustainability Committee identifies prospective nominees from several sources, including through the Board’s and management’s business and industry contacts and through stockholder recommendations. Currently, the Company does not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Governance and Sustainability Committee is also responsible for overseeing and evaluating compliance by the Board and management with the Company’s corporate governance principles and its Code of Ethics and Business Practices. The Governance and Sustainability Committee reviews periodically the corporate governance policies and principles of the Company and oversees the creation and implementation of policies and procedures appropriate for the Company related to the environment, sustainable development, and corporate responsibility.

Diversity

Although the Governance and Sustainability Committee does not have a formal policy with respect to diversity when considering potential nominees for Board membership, the Governance and Sustainability Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness at the time the consideration is made. When considering potential nominees for Board membership, the Governance and Sustainability Committee considers, among other things, the candidate’s character, wisdom, judgment, acumen, diversity, skills, financial literacy, experience and understanding of and involvement in the oil and gas industry. The committee also considers a potential nominee’s availability to devote the time and effort necessary to fulfill his or her responsibilities in the context of the needs of the Company and the Board. Our Bylaws generally provide that a person may not stand for election or re-election as a director after attaining the age of 75.

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Stockholder Nominees

The Governance and Sustainability Committee will consider nominees proposed by stockholders of the Company if the requirements set forth in the Company’s Bylaws are satisfied. Nominations from our stockholders must include sufficient biographical information for the Governance and Sustainability Committee to appropriately assess the proposed nominee’s background and qualifications. To propose a prospective nominee for consideration by the Governance and Sustainability Committee, stockholders must submit the proposal in writing to PHX Minerals Inc., Attention: Secretary, 1320 S. University Dr., Suite 720, Fort Worth, Texas 76107. Any such submission must be accompanied by the proposed nominee’s written consent to being named as a nominee and to serve as a director, if elected. Whether recommended by a stockholder or through the activities of the Governance and Sustainability Committee, the Governance and Sustainability Committee seeks to select candidates who have distinguished records and who will make significant contributions to the Board and the Company. There are no differences in the manner in which the Governance and Sustainability Committee evaluates nominees for director based on whether a nominee was recommended by the incumbent directors or by a stockholder. For additional information, please see our Bylaws and the “Stockholder Proposals” section of this proxy statement.

The Governance and Sustainability Committee met four times during fiscal 2022. The Governance and Sustainability Committee Charter, as adopted in December 2021, and the Code of Ethics and Business Practices are available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Board Role in Risk Oversight

Management is responsible for day-to-day risk assessment and mitigation activities. The Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy, its degree of tolerance for risk, and oversight of the steps management is taking to manage the Company’s risk. This process is designed to provide to the Board timely visibility needed for the identification, assessment and management of critical risks. The Audit Committee assists the Board by annually reviewing and discussing with management this process and its functionality. The areas of critical risk for the Company include information technology, strategic, operational, compliance, environmental and financial risks. The Board, or the Audit Committee, receives information regarding areas of risk and potential risk exposure through updates from the appropriate members of management to enable the Board to understand and monitor the Company’s risk management process. Information brought to the attention of the Audit Committee is appropriately shared with the Board.

Compensation of Directors

The compensation of our non-employee directors is reviewed by the Compensation Committee and is approved by the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. We consider the responsibilities of our non-employee directors and the amount of time such directors spend fulfilling their responsibilities and duties as a director in determining Board and Board committee compensation.

The following summary includes information regarding the compensation earned by our non-employee directors during fiscal 2022 for service on our Board and Board committees.

Cash Annual Retainers

For fiscal 2022, each of our non-employee directors received an annual retainer of $45,000, which has been pro-rated for the directors that served a partial year. We also reimburse our non-employee directors for out-of-pocket travel expenses incurred in connection with attending Board and committee meetings. The Non-Executive Chairman of the Board received an additional annual retainer of $25,000, and the chairs of the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee received additional annual retainers of $13,000, $10,500, and $9,000, respectively. The annual retainers were paid in equal installments on December 31, 2021, and March 31, June 30, and September 30, 2022. The first retainer installment subsequent to fiscal year 2022 was paid on the same basis on December 31, 2022. We recently changed our fiscal year such that fiscal year 2023 and future fiscal years will end on December 31 rather than September 30.

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The Company’s retainer and fee structure for non-employee directors was guided by a study conducted by Meridian Compensation Partners (“Meridian”), an independent compensation consultant.

Equity Incentive Plans for Non-Employee Directors

The Company’s Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Deferred Compensation Plan”) and the PHX Minerals Inc. 2021 Long-Term Incentive Plan (the “LTIP”) serve as the equity incentive plans for the Company’s non-employee directors.

Deferred Compensation Plan for Non-Employee Directors

Annually, non-employee directors may elect to be included in the Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan provides that each non-employee director may individually elect to be credited with future unissued shares of Common Stock rather than cash for all or a portion of the director’s annual retainers, and may elect to receive shares, if and when issued, over annual time periods up to ten years. These unissued shares of Common Stock are recorded to each director’s deferred compensation account at the closing market price of the shares on the payment dates of the annual retainers. Dividends are credited to each deferred account on the record date of each declared dividend. Upon a director’s retirement, resignation, termination, death or a change-in-control of the Company, the unissued shares of Common Stock recorded for such director under the Directors’ Deferred Compensation Plan will be issued to the director. In the case of a change-in-control of the Company, all shares in the deferred accounts will be issued in a single lump sum to the appropriate directors at the closing of the event triggering such change-in-control. The promise to issue such shares in the future is an unsecured obligation of the Company. The following directors participated in the Directors’ Deferred Compensation Plan during all or a portion of fiscal 2022: Mark T. Behrman, Glen A. Brown, Peter B. Delaney, Steven L. Packebush, and John H. Pinkerton.

Long-Term Incentive Plan

The Company’s independent directors are eligible to participate in the Company’s LTIP.

On March 2, 2022, the Board approved issuing restricted stock awards to each Director in the amount of $60,000 divided by the Company’s closing share price as of the last trading day on or prior to December 31, 2021. The shares were granted in March 2022 under the Company’s LTIP and vested on December 20, 2022. For additional information regarding the grants of restricted stock to our non-employee directors, please see the “Non-Employee Directors Compensation” table below.

Director Compensation for Fiscal 2022

The table below sets forth the total non-employee director compensation earned during fiscal 2022 for each person who served in such capacity at any time during fiscal 2022. The fiscal 2022 compensation of Chad L. Stephens, who served as a director and Chief Executive Officer, is disclosed under the caption “Executive Compensation – Summary Compensation Table” of this proxy statement.

Non-Employee Directors Compensation for Fiscal 2022

Name	Fees Paid in Cash or Deferred(1)(2)	All Other Compensation(3)(4)	Total
Mark T. Behrman	$73,625	$82,251	$155,876
Glen A. Brown	$45,000	$78,453	$123,453
Lee M. Canaan	$55,000	$77,882	$132,882
Peter B. Delaney	$54,875	$80,737	$135,612
Christopher T. Fraser(5)	$19,000	$353	$19,353
Steven L. Packebush(6)	$22,500	$62,078	$84,578
John H. Pinkerton	$47,250	$78,318	$125,568
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The following non-employee directors deferred 100% of their retainers under the Directors’ Deferred Compensation Plan: Mark T. Behrman, Glen A. Brown, and Steven L. Packebush. Messrs. Peter B. Delaney, Christopher T. Fraser and John H. Pinkerton deferred one quarter of their retainers and received their remaining fees in cash. Lee M. Canaan did not elect to participate in the Directors’ Deferred Compensation Plan and received cash payments for her retainers and fees in fiscal 2022.

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At the end of fiscal 2022, the following future share amounts had been recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan: Behrman– 88,558 shares; Brown– 24,380 shares; Canaan– 7,211 shares; Delaney– 52,650 shares; Fraser– 3,384 shares; Packebush- 7,195 shares; and Pinkerton– 14,809 shares.
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Includes dividends accrued under the Directors’ Deferred Compensation Plan. Under the Director’s Deferred Compensation Plan, dividends paid on the Common Stock are recorded to each non-employee director’s account on the record date of the dividend in the form of unissued shares of Common Stock. The amount recorded is based on the number of future unissued shares in each non-employee director’s account and the closing market price of the Common Stock on each dividend payment date. These future share amounts have no voting authority and the non-employee directors have no investment authority with respect thereto.
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Includes restricted stock granted in March 2022 for each non-employee director of $60,000 divided by the closing price of the shares on December 31, 2021. Mr. Packebush’s award was pro-rated for his April 1 start date. The shares were valued in accordance with applicable accounting standards, which includes the grant date fair value of the awards.
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Christopher T. Fraser’s term as a director ended at the 2022 annual meeting when he did not stand for reelection.
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Steven L. Packebush was appointed as a director on April 1, 2022.

Share Ownership Guidelines for Directors

The Bylaws of the Company require non-employee directors to own shares of Common Stock in order to be a Board member. To align the interests of the directors with the Company’s stockholders, the Board has adopted a “Company Share Ownership” policy in the Corporate Governance Guidelines. The policy indicates that each director is expected to own a number of shares at the end of his or her fifth year of Board service equal to, on a cost basis, the aggregate amount of his or her first three years’ annual retainers for the regularly scheduled Board meetings held each year, plus the number of shares of restricted stock granted to such director under the Company’s LTIP, which are granted and vest during such three-year period. Future unissued shares that have been credited to the directors’ accounts under the Directors’ Deferred Compensation Plan may be used to satisfy this share ownership requirement.

Related-Person Transactions

We review all transactions and relationships in which the Company and any of our directors, nominees for director, executive officers or any of their immediate family members may be participants to determine whether any of these individuals have a direct or indirect material interest in any such transaction. We have developed and implemented processes and controls to obtain information from the directors and executive officers about related-person transactions, and for determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in any such transaction. Transactions that are determined to be directly or indirectly material to a related person are disclosed in our proxy statement as required by SEC rules.

Pursuant to the Company’s processes, all directors and executive officers annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related-person transactions. Additionally, we make appropriate inquiries as to the nature and extent of business that the Company may conduct with other companies for whom any of our directors or executive officers also serve as directors or executive officers. Under the Company’s Code of Ethics and Business Practices, if an actual or potential conflict of interest affects an executive officer or a director, he or she is required to immediately disclose all the relevant facts and circumstances to the Company’s President or the Governance and Sustainability Committee, as appropriate. If the Governance and Sustainability Committee determines that there is a conflict, it will refer the matter to the Board, which will review the matter to make a final determination as to whether a conflict exists, and, if so, how the conflict should be resolved. In addition, the Audit Committee reviews all reports and disclosures of actual and potential related-person transactions.

None of the current non-employee directors has ever been an officer or employee of the Company. Mr. Stephens serves as the Chief Executive Officer of the Company and is not considered independent. He is the only director who is also an officer or employee of the Company. Mr. Stephens does not currently serve on any Board committee.

None of the organizations where the Company’s directors, nominees for election to the Board and officers hold positions are parents, subsidiaries or affiliates of the Company, or conduct business with the Company. For fiscal 2022, we are not aware of any related-party transactions that require disclosure.

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Compensation Committee Interlocks and Insider Participation

The functions and members of the Compensation Committee are set forth under “Board Committees” above. All Compensation Committee members are independent under the enhanced independence standards of the NYSE for compensation committee members of NYSE-listed companies.

None of the members of our Compensation Committee is or has been an officer or employee of the Company. In addition, during fiscal 2022, none of our executive officers served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a member of the Company’s Board or Compensation Committee is an executive officer.

Code of Ethics

The Board has adopted a Code of Ethics and Business Practices applicable to all directors, officers and employees of the Company. Each director, officer and employee annually submits a signed statement that he or she is in compliance with the Company’s Code of Ethics and Business Practices. In addition, the Board has adopted a Code of Ethics for Senior Financial Officers. The Company’s Chief Executive Officer and Chief Financial Officer are held to the standards outlined in the Code of Ethics for Senior Financial Officers and are required to annually acknowledge compliance with this code. Copies of both the Code of Ethics and Business Practices and Code of Ethics for Senior Financial Officers are available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Communications with the Board of Directors

The Company provides a process for stockholders and other interested parties to send communications to its Board. Stockholders or other interested parties who wish to contact the Non-Executive Chairman of the Board, the non-employee directors as a group, or any of the Company’s individual Board members may do so by writing: Board of Directors, PHX Minerals Inc., Attention: Mark Behrman, 1320 South University Drive, Suite 720, Fort Worth, TX 76107. Correspondence directed to any individual Board member is referred, unopened, to that member. Correspondence not directed to a particular Board member is referred, unopened, to the Non-Executive Chairman of the Board.

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Proposal No. 2

Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, which is described in the Executive Compensation and Compensation Discussion and Analysis (CD&A) sections of this proxy statement (commonly referred to as “Say-On-Pay” vote). Our executive compensation program is designed to reward the Company’s leadership team for operating and financial results for the year and for adding to and building per share value for our stockholders, measured on both annual and long-term horizons.

We encourage our stockholders to review the discussion on executive compensation contained in this proxy statement, including the CD&A and the Executive Compensation sections of this proxy statement. Our executive compensation programs reflect the philosophy of the use of performance-based incentives to ensure executives focus on certain performance metrics that we believe align with stockholder value creation. We believe our compensation program strikes the appropriate balance between utilizing fair and responsible pay practices and effectively incentivizing our executive officers to dedicate themselves to value creation for our stockholders.

The Board strongly endorses our executive compensation program and recommends that the Company’s stockholders vote to approve the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders under “Compensation Discussion and Analysis” and “Executive Compensation” and the other related tabular and narrative disclosures contained in the proxy statement for the 2023 Annual Meeting of Stockholders.

Because the Say-On-Pay vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal.

To approve the foregoing proposal, a majority of shares of Common Stock represented by proxy or holders of Common Stock present at the Annual Meeting must vote “FOR” approval of Proposal No. 2.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of the Company’s Named Executive Officers, as Described in the CD&A and Executive Compensation Sections of this Proxy Statement.

Executive Officers

The executive officers of the Company for fiscal 2022 are listed below. Based on an examination of the roles and functions of each of the Company’s officers, including any policy-making functions, the Board determined that only Chad L. Stephens, the Company’s President and Chief Executive Officer, and Ralph D’Amico, the Company’s Senior Vice President, Chief Financial Officer and Corporate Secretary, qualified as executive officers, as defined in Rule 3b-7 under the Exchange Act, during fiscal 2022. All officers hold office at the discretion of the Board and may be removed from office, with or without cause, at any time by the Board. Except as noted below, each executive officer has been elected by the Board to serve until the next annual meeting of the Board or until their earlier resignation or removal.

		Positions and Offices	Officer
Name	Age	Presently Held With the Company	Since
Chad L. Stephens (1)	67	President and Chief Executive Officer effective January, 16, 2020	2019
Ralph D’Amico	47	Senior Vice President, Chief Financial Officer and Corporate Secretary, effective March 9, 2020	2019
(1)
Biographical information for Mr. Stephens is set forth above in “Proposal No. 1 – Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2025.”

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Ralph D’Amico has served as the Company’s Senior Vice President, Chief Financial Officer, and Corporate Secretary since March 9, 2020. Mr. D’Amico joined the Company on January 2, 2019 and served as Vice President of Business Development and Investor Relations from that date through March 9, 2020. Mr. D’Amico previously served as Managing Director in the energy investment banking group at Seaport Global Securities. Prior to that, Mr. D’Amico held positions within the investment banking practices of Jefferies, Friedman Billings Ramsey, and Salomon Smith Barney. Mr. D’Amico holds a bachelor’s degree in finance from the University of Maryland and an MBA from The George Washington University.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the Company’s compensation objectives and philosophy, the material elements of its executive compensation program for its named executive officers, recent compensation decisions and the factors the Compensation Committee considered in making such decisions.

This CD&A focuses on compensation earned during fiscal 2022 by our Chief Executive Officer and Chief Financial Officer, the other executive officer listed as a named executive officer (collectively, “NEOs”), in our Summary Compensation Table. As disclosed in this proxy statement, the Board determined that only two of the Company’s officers qualified as executive officers during fiscal 2022. Therefore, we had only two NEOs during fiscal 2022. The NEOs who served in fiscal 2022 were as follows:

NEO	Position
Chad L. Stephens	President and Chief Executive Officer
Ralph D’Amico	Senior Vice President, Chief Financial Officer, and Corporate Secretary

Executive Compensation Overview

Our executive compensation program includes a mix of compensation components in furtherance of our pay-for-performance philosophy, while also providing a competitive level of overall compensation to our executive officers. The program is designed to reward the Company’s leadership team for operating and financial results for the year and over the long term, building per share value for our stockholders.

During fiscal 2020, the Company made the decision to focus on perpetual oil and natural gas mineral ownership and growth through mineral acquisitions and the development of its mineral acreage inventory in its core areas of focus. In accordance with this strategy, beginning in January 2020 the Company ceased taking any working interest positions on its mineral and leasehold acreage. The Company believes that its strategy to focus on mineral ownership is the best path forward to providing our stockholders the highest risk-weighted returns on their investments. The Compensation Committee has aligned short-term incentive metrics to align with the Company’s business strategy in fiscal 2022.

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The short-term incentive plan objective performance metrics are focused on financial performance of the Company utilizing operating cash flow and expense management metrics and growth in royalty production volumes and royalty reserves. This structure is aligned with the Company’s stated strategy of divesting working interests and growing royalty minerals rights. The Company’s compensation philosophy is (i) to be stockholder aligned by heavily weighting equity performance-based compensation tied to goals that builds long-term value for stockholders; (ii) to be competitive with the market allowing the Company to attract and retain talent; (iii) to motivate and reward for individual performance; and (iv) to be transparent utilizing measurable metrics and clearly articulated objectives. Furthermore, the Company believes in policies that promote stock ownership among the Company’s executives and directors.

Summary of Current Compensation Program

The Company’s current executive compensation structure is comprised of a mix of compensation elements intended to support the Company’s operating, financial and strategic goals and objectives in both the short-term and long-term. Each component of our compensation program is summarized below:

Component	Form of Payout	Objectives	How Values are Determined
Base Salary	Cash	• Compensate our executive officers for their experience and expertise • Compete for talent with comparable companies in the oil and gas industry

Base salaries are evaluated and determined annually based on Company and individual results, overall responsibilities of each officer, expertise required in execution of the position and comparable peer company ranges.

Annual Bonuses	Cash
•
Motivate our executive officers to achieve the Company’s short-term business goals and objectives
•
Reward achievement of the Company’s operational performance metrics aligned with long-term business objectives
•
Reward our officers for individual executive performance that demonstrates the application of targeted competencies

Cash bonus payments are a variable component of our compensation that is at-risk. The performance metrics associated with cash bonus payments are aligned with our annual performance goals and objectives.

The Compensation Committee annually evaluates and determines the annual operational performance metrics that align with long-term value creation. Subjective job responsibility performance goals of each officer are reviewed to ensure achievement of targeted competencies is rewarded.

Overall bonus levels are based on a comparable peer group.

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Long-Term Incentive (LTI) Awards	Restricted Stock Awards
•
Motivate achievement of long-term goals of the Company
•
Retain and attract key officers who perform over the longer time period
•
Encourage our executive officers to create long-term value for our stockholders
•
Promote pay-for-performance by aligning our executive officers with stockholders through meaningful ownership interests in the Company

LTI restricted equity-based compensation includes performance shares based on the market price performance of our Common Stock.

LTI performance metrics are evaluated annually to determine alignment with business strategy and stockholder value creation.

LTI ultimate realization is based on employment metrics and performance metrics over the vesting period of the restricted stock grants. The CEO’s LTI is 100% performance-based.

Targeted LTI awards are based on an industry peer group.

Compensation Philosophy and Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate key executive officers by providing incentives to reward the officers for performance efforts that support the Company’s short-term and long-term strategic objectives and is competitive with industry practice. The key objectives of the Company’s compensation program are to:

•
Align the interests of our executives with those of our stockholders through long-term share ownership – The Company uses restricted stock awards under the LTIP to align the financial interests of our executives with those of our stockholders and to provide a longer-term incentive form of compensation, with vesting provisions relating to continuous length of service to the Company and market price performance of our Common Stock.
•
Attract, retain and incentivize key executives, who are necessary to continue execution of our business strategies principally involving growth in value through divestiture of our low-margin working interests, acquisition of higher-margin mineral interests and active management of our extensive mineral acreage position – Reward executives who contribute to our success and motivate the officers to develop and execute short-, medium-, and long-term business strategies as well as meet annual goals approved by the Board.
•
Provide transparency regarding our compensation program for the benefit of executives and stockholders – Use measurable metrics such as the financial and operating performance of the Company and the market price performance of our Common Stock as key factors in determining compensation.
•
Motivate and reward individual performance that contributes meaningfully to Company performance – Evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Market data, individual performance and level of responsibility are considered in determining an executive’s annual salary and are important factors in deciding discretionary cash bonuses.

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Role of the Compensation Committee and the Board

The Compensation Committee is responsible for establishing, implementing and monitoring all facets of the compensation of the Company’s executive officers. In particular, the Compensation Committee’s role is to recommend to the Board for final approval, the compensation, benefit plans and policies, and, in addition, to review, approve and recommend to the Board annually all compensation decisions relating to the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee reviews the executive compensation program and recommends compensation levels, performance metrics, executive bonus distributions and restricted stock awards.

For fiscal 2022, the Compensation Committee and the Board, with advice from its compensation consultant, Meridian Compensation Partners (“Meridian”) made all compensation decisions for the executive officers as described in more detail below in “Role of the Compensation Consultant”. The Compensation Committee and the Board reviewed the performance of Mr. Stephens, who serves as our Chief Executive Officer, and set his compensation. Mr. Stephens was not present during these discussions. Mr. Stephens made compensation recommendations to the Compensation Committee with respect to Mr. D’Amico. Mr. D’Amico was not present during these discussions. The Board made the final decisions and approved the compensation of the Company’s executive officers.

Role of the Compensation Consultant

In an effort to align our executives’ compensation competitively with the market, the Compensation Committee engaged an outside, independent compensation consultant, Meridian, to review levels and incentive components of the NEO’s compensation for fiscal 2022, including base salaries, the design of the Company’s incentive programs and executive compensation levels.

The Compensation Committee, with the assistance of Meridian, selected a group of “peer companies” for comparison purposes in determining compensation for fiscal 2022, and the selected peer group is provided below.

The Compensation Committee uses the peer group to estimate the market compensation for talent. The Compensation Committee selects reference companies preferably in the minerals business with similar market capitalizations and operating models. The Compensation Committee supplements this very limited list with smaller energy companies under the belief that the management teams of small energy companies possess similar experience, training and knowledge. The Compensation Committee recognizes the Company’s small market capitalization versus the reference peer group and therefore targets total compensation below the 50th percentile of such group. For fiscal 2022, the Compensation used the following companies as the Company’s peer group, and the Compensation Committee will update such peer group from time to time to eliminate companies that are no longer publicly traded or if the Compensation Committee determines a more comparable company is available.

Amplify Energy Corp.	PrimeEnergy Resource Corporation
Battalion Oil Corporation	Ring Energy, Inc.
Dorchester Minerals, L.P.	SandRidge Energy, Inc.
Empire Petroleum Corporation	SilverBow Resources, Inc.
Epsilon Energy Ltd.	Sitio Royalties Corp.
Evolution Petroleum Corporation	U.S. Energy Corp
Kimbell Royalty Partners, LP

The Compensation Committee has sole authority to retain and terminate independent compensation consultants and to determine the terms of their retention. In fiscal 2022, Meridian received appropriate information from the Compensation Committee, reported directly to the Compensation Committee and did not provide any other services to the Company. Management does not direct or oversee the retention or activities of Meridian with respect to the Company’s executive compensation program.

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Role of Stockholder Say-On-Pay Vote

The Company has historically received very strong support for its executive compensation practices. At the 2022 annual meeting, 97% of the shares cast were voted in support of the Company’s compensation program. In consideration of these results, the Compensation Committee has acknowledged the support received from our stockholders and views these results as an affirmation of our existing executive compensation policies and continued efforts to enhance our pay-for-performance practices. The Say-On-Pay vote serves as an additional tool to guide the Board and the Compensation Committee in ensuring alignment of our executive compensation program with the interests of our stockholders. The Compensation Committee will carefully consider the outcome of the Say-On-Pay vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.

Elements of 2022 Compensation Program

The principal elements of the Company’s executive compensation program are (i) an annual base salary, (ii) an annual cash bonus, (iii) restricted stock awards, and (iv) matching cash contributions to the Company’s 401(k) Plan. Awards of restricted stock pursuant to the PHX Minerals Inc. 2010 Restricted Stock Plan (as amended, the “Restricted Stock Plan”) and LTIP are an integral part of the Company’s compensation program as a retention and long-term incentive form of compensation. Since the approval of the LTIP by stockholders in March 2021, the Company has not granted, and does not intend to grant in the future, any restricted stock awards under the Restricted Stock Plan.

Base Salaries

The base salaries of our executive officers are reviewed annually by the Compensation Committee, and the Compensation Committee recommends future salary adjustments, if any, to the Board for final approval. The Compensation Committee and the Board consider various factors, including:

•
overall responsibilities of the executive officers;
•
scope, level of experience and expertise required to successfully execute the executive officer’s position with the Company;
•
demonstrated individual performance of the executive officer;
•
recommendation of the Chief Executive Officer with respect to other executive officers; and
•
the current level of base salaries for executive officers compared to similar positions in the Company’s industry.

Base salaries are based on the individual’s responsibilities and experience, taking into account, among other factors, the individual’s initiative, contribution to the Company’s overall performance, handling of projects during the year, and yearly financial and operating results of the Company. In December 2022, the Board approved a change in the Company’s fiscal year from the twelve months beginning October 1st and ending September 30th to the calendar year beginning January 1st and ending December 31st, beginning in 2023. The Board is in the process of determining executive compensation methodology for the period from October 1 through December 31, 2022 and the remainder of the 2023 calendar year and addressing any changes to base salary and the performance metrics and period for performance-based awards for the five-quarter period ended December 31, 2023.

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Salaries for the named executive officers in fiscal 2022 are set forth in the “Summary Compensation Table” below and were reviewed by the Compensation Committee and approved by the Board based on the considerations described above. Based on the above factors and considerations, the Board increased base salaries for calendar year 2023 for the executive officers, effective January 1, 2023.

	Calendar Year
Officer	2021	2022	2023	2022-23 Increase
Chad L. Stephens	$345,000	$375,000	$400,000	7%
Ralph D’Amico	$250,000	$275,000	$300,000	9%

Annual Cash Bonuses

Annual cash bonuses are largely determined by the preceding fiscal year’s (fiscal year-end being September 30 prior to 2023 when the fiscal year-end has changed to December 31) operational and financial performance. Annual cash bonuses are targeted as a percentage of each executive officer’s base salary, determined by the weighting of objective performance metrics and subjective performance goals applicable to each executive officer. During the annual goal-setting process, the Compensation Committee and the Board approve objective performance metrics and subjective performance goals that focus on the manner in which the Company’s business is managed.

The Compensation Committee believes that the cash bonuses for executive officers should principally reflect how well the officers achieved both objective and subjective or discretionary performance metrics determined by the Compensation Committee and outlined below.

Mr. Stephens’ target cash bonus was 100% of base salary, weighted 70% for meeting his objective performance metrics and 30% for meeting his subjective performance goals. Mr. D’Amico’s target cash bonus was 75% of base salary, weighted 70% on meeting Company objective performance metrics and 30% on meeting subjective performance goals.

Title	% of Salary(1)	Objective Performance Metrics	Subjective Discretionary Metrics
Chief Executive Officer	100%	70%	30%
Chief Financial Officer	75%	70%	30%

(1) These percentages represent the target payout, based upon percentage of annual salary. However, executive officers can earn up to 150% of the objective performance metrics and subjective discretionary metrics as further described below.

Objective Performance Metrics

For fiscal 2022, the Compensation Committee and the Board approved the use of the following categories of objective performance metrics in determining annual cash bonus amounts:

•
Operating cash flows as compared to a budgeted amount;
•
2022 proved and probable royalty reserve growth compared to 2021 actual;
•
2022 royalty production growth compared to 2021 actual; and
•
Cash general and administrative expense (“G&A”) as compared to a budgeted amount.

For fiscal 2022, the Compensation Committee approved Threshold (Minimum), Target and Maximum levels for the objective performance metrics (as set forth in the table below). In any objective performance metric category, if the Threshold is achieved, 50% of weighting is earned. If the Target is achieved, 100% of weighting is earned. If the Maximum is achieved, 150% of weighting is earned. Achievement between the Threshold and the

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Target results in earning between 50% and 100% of weighting. Achievement between the Target and the Maximum results in earning between 100% and 150% of weighting. If the Threshold is not achieved in an objective performance metric category, no credit is earned.

In setting the performance metrics for fiscal 2022, the Compensation Committee determined that the operating cash flow, cash G&A expense and discretionary metrics had the effect of discouraging excessive risk taking and controlling general and administrative costs. When setting the cash G&A target metric above the 2021 target, the Compensation Committee considered management’s continued efforts to expand and improve the Company’s capabilities as well as an anticipated increase in transaction activity consistent with the sale of working interests and mineral royalty reserve acquisitions. The operating cash flow target for the fiscal year is heavily influenced by natural gas and oil strip prices at the time the target metrics are set. The Compensation Committee does not believe that these performance metrics reward executives for taking risks beyond those risks inherent in the oil and gas business.

The Compensation Committee has the discretion to modify the effect of any of the objective performance metrics if unforeseen or uncontrollable conditions result in any of the performance metrics not being relevant to the Company’s results for the fiscal year. No adjustments were made to the metrics for fiscal 2022.

Subjective Performance Goals

The Compensation Committee and the Board approved discretionary subjective performance goals that focus heavily on the manner in which the Company’s business is managed by the executive officers. The five subjective metrics are strategy execution, operations expense management, performance of acquisitions, investor relations, and valuation. An evaluation of the Chief Executive Officer is performed annually by the Compensation Committee. The Chief Executive Officer performs the evaluation of each of the other executive officers. In these evaluations, performances are evaluated on each of the detailed areas of responsibility.

The following table sets forth the Company performance metrics established by the Compensation Committee.

	Fiscal 2022
Metric Category	Threshold	Target	Maximum	Weighting
Operating cash flow (1)	$14,420,000	$15,589,000	$18,707,000	30%
Proved and probable royalty reserve growth (mmcfe)(2)	109,250	118,884	129,749	15%
Royalty production growth (mcfe)(3)	3,927,000	4,219,000	4,930,000	15%
Cash G&A (4)	$7,982,000	$7,450,000	$7,032,000	10%
Discretionary	n/a	n/a	n/a	30%

1) Operating cash flow is defined as: (a) oil and gas sales plus (b) lease bonus and rental revenues plus (c) realized cash portion of hedges minus (d) lease operating expense (“LOE”) minus (e) transportation, gathering and marketing minus (f) production tax minus (g) cash G&A (as defined below) and adjusted for the approved sale of working interest properties. For purposes of determining performance, the budget was adjusted to remove the remaining budgeted cash flow associated with working interest divestitures for the remainder of fiscal 2022 from the effective date of the sale.

(2) The abbreviation “mmcfe” refers to natural gas stated on a million cubic feet basis and crude oil and natural gas liquids converted to a million cubic feet of natural gas equivalent by using the ratio of one thousand barrels of crude oil or natural gas liquids to six million cubic feet of natural gas. Proved and probable royalty reserve growth represents proved and probable reserves by volume as defined by third party reserve engineers, and the Threshold, Target and Maximum represent growth rates of 10%, 19.7%, and 30.6%, respectively, applied to the fiscal 2021 proved and probable reserves. Fiscal 2022 proved and probable reserves were adjusted using the same natural gas, oil, and natural gas liquids (“NGL”) prices used in the fiscal 2021 reserve report.

(3) Royalty production growth includes natural gas, oil and NGL royalty volumes recorded through the accounting process, and the Threshold, Target and Maximum represent growth rates of -6%, 1%, and 18%, respectively, applied to fiscal 2021 production volumes.

(4) Cash G&A is defined as the cash portion of G&A during the fiscal year including the payout of short-term incentive (“STI”) for the current fiscal year, and excludes STI cash payments from prior fiscal year made in December 2021, consulting and legal fees incurred by the Board, and expenses associated with the Company’s At-The-Market stock offering program.

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Determination of Annual Cash Bonus Awards

The Compensation Committee reviewed the performance of the Company’s named executive officers in meeting their objective performance metrics and subjective performance goals for fiscal 2022. The following table sets forth the actual results of the Company for each objective performance metric level and the performance level reached to determine the objective portion of the cash bonuses for fiscal 2022.

Objective Metric Category Results	Actual Results	Level Obtained	Payout % Earned
Operating cash flow	$25,433,000	Maximum	150%
Proved and probable royalty reserve growth (mmcfe)	131,496	Maximum	150%
Royalty production growth (mcfe)	6,209,652	Maximum	150%
Cash G&A	$8,524,000	Threshold not met	0%

The following table sets for the actual results for the same objective performance metrics for fiscal 2021.

Objective Metric Category Results	Actual Results
Operating cash flow	$15,705,681
Proved and probable royalty reserve (mmcfe)	99,318
Royalty production (mcfe)	4,177,559
Cash G&A	$7,101,249

Based upon our combined objective and subjective performance metrics, the maximum targeted annual cash bonus that Mr. Stephens, our Chief Executive Officer, could have achieved for fiscal 2022 was 150% of his $375,000 base salary. For fiscal 2022, the maximum was achieved for the operating cash flow, proved and probable royalty reserve growth and royalty production growth metrics, resulting in a maximum payout of 90% of the award for the objective performance metrics. The largest contributor to operating cash flow growth was the increase in commodity prices, and the largest contributor to the Company’s proved and probable royalty reserve growth and royalty production growth was the execution of the Company’s royalty acquisition strategy. The Threshold level for the cash G&A metric was not met, and no payout was awarded. The Compensation Committee determined that management’s performance in the five subjective areas that govern the discretionary portion of the annual bonus warranted an award of 35% of base salary. The total annual bonus percentage earned for fiscal 2022 was 125%. See “Executive Compensation – Summary Compensation Table” for the dollar amount of cash bonuses for fiscal years 2022 and 2021.

Cash bonuses are paid in the first fiscal quarter of the following fiscal year based on the preceding fiscal year’s metric results. Thus, bonuses paid in the first fiscal quarter of 2023 were based on the fiscal 2022 objective performance metric results. The cash bonus payments made to our named executive officers are set forth below in the “Summary Compensation Table” under “Executive Compensation.”

Long-Term Equity-Based Restricted Stock Compensation

Our executive officers are eligible to receive stock-based awards under the Restricted Stock Plan and LTIP. The objectives of the Restricted Stock Plan and LTIP are to attract and retain key employees, align their interests with those of the Company’s stockholders, motivate our executive officers to achieve long-term goals, and reward individual performance. Because executives’ compensation from stock-based awards is tied to the Company’s stock price performance, the Compensation Committee believes stock-based awards create a strong incentive to improve long-term financial performance and increase stockholder value.

We enter into stock restriction agreements with our officers and directors when restricted stock awards are granted. These agreements include the terms and conditions of the restricted stock awards. Vesting provisions contained in the stock restriction agreements are used by the Compensation Committee as a method to tie executive compensation both to continuing service by the executive to the Company and to growth in stockholder value, as measured by the market price of the Company’s shares and return on capital employed. Under various circumstances, the restricted stock awards may vest completely, partially or not at all. The Compensation Committee believes a three-year vesting schedule for restricted stock awards enhances the retention value of these awards and positions the Company competitively from a market perspective.

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A portion of the restricted stock awards vest if the executive officers remain employees of the Company for the entire vesting period (known as “non-performance shares”). These time-vested stock awards are forfeited if the officer does not remain continuously employed for the vesting period (typically three years). The remaining portion of the restricted stock awards vest based on the market price performance of the Common Stock and performance criteria linked to return on capital employed at the completion of three years of service (known as “performance shares”). A portion of the performance shares granted in December 2019 and January and March 2020 vested in December 2022 due to the return on capital employed criteria being met. All performance shares granted in fiscal 2022 vest based on the market price performance of the Common Stock.

Meridian reviewed the total direct compensation packages of our executives, including our stock-based award program and recommended that the Compensation Committee continue the use of restricted stock awards as the equity component of the compensation of our NEOs. The Compensation Committee relied upon market data, Company performance, and individual performance to determine the stock-based awards for our executive officers. For fiscal 2022, the Compensation Committee approved the grant of the following restricted stock awards, all of which have a vesting date of December 20, 2024. For additional information regarding the stock-based awards granted to our executive officers under the Restricted Stock Plan and Long-Term Incentive Plan, see the table entitled “Outstanding Restricted Stock Awards.”

Officer	Non-performance Shares	Performance Shares
Chad L. Stephens	-	286,342
Ralph D’Amico	29,914	89,743

Vesting of the performance shares of restricted stock awards granted as part of 2022 executive compensation is based on the market price performance of the Common Stock or total stock return “(TSR”) at the completion of the time-vesting period. The percentage of performance shares of restricted stock awards that vest is dependent on Common Stock appreciation as compared to a peer group, as set forth in each stock restriction agreement. If the Company’s stock appreciation as compared to the peer group is between the prescribed threshold and maximum percentages, the restricted stock will partially vest on a pro rata basis. Furthermore, with respect to restricted stock awards granted in fiscal 2022, the vested shares outlined below shall be multiplied by 75% if the Company TSR is below 0%, 100% if the Company TSR is between 0% and 10%, and 125% if the Company TSR is 10% or greater.

Level	Percentile Rank as to Company TSR Versus Relative TSR	Percentage of Shares Vesting
Maximum	Above 75th Percentile	150%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	Below the 25th Percentile	0%

The performance shares vest based on how the Company’s TSR ranks against the following peer group.

Abraxas Petroleum Corporation	Evolution Petroleum Corporation
Amplify Energy Corp.	Kimbell Royalty Partners, LP
Battalion Oil Corporation	Northern Oil and Gas, Inc.
Blackstone Minerals, L.P.	PrimeEnergy Resources Corporation
Brigham Minerals, Inc.	Ring Energy Inc.
Diversified Energy Company PLC	SandRidge Energy, Inc.
Dorchester Minerals, L.P.	SilverBow Resources, Inc.
Earthstone Energy, Inc.	Viper Energy Partners LP

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Vesting of Performance Based Awards Based on TSR

On December 11, 2021, 2,386 shares of restricted stock granted to Mr. D’Amico on December 11, 2018 vested. Since only a portion of the restricted shares vested that were granted on December 11, 2018, 7,156 unvested shares were forfeited and repurchased by the Company. Additional stock vesting information is set forth below in under “Stock Vested in 2022”.

Clawback Policy

The Company has adopted an incentive compensation clawback policy to ensure that incentive compensation is paid based on accurate financial and operating data and the correct calculation of the Company’s performance against incentive targets as well as to mitigate the impact on the Company from the malfeasance of officers. If there is a restatement of the financial and/or operating results of the Company (other than a restatement caused by a change in applicable accounting rules or interpretations) and such restatement resulted in or contributed to any incentive compensation being granted, earned or vested to or by an officer that the officer would not otherwise have been granted, earned or vested if the correct financial and/or operating data had been used, the Company shall seek to recover such amount, and if the Board determines, in its sole discretion exercised in good faith, that an officer of the Company engaged in fraud or misconduct or violated Company policies or engaged in conduct materially detrimental to the Company’s reputation, the officer shall repay or forgo all or any portion of incentive compensation as determined by the Board to be in the best interests of the Company. Incentive compensation shall mean any performance bonuses or incentive awards (including, without limitation, annual incentive bonuses (in cash or otherwise), stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other security-based or equity-based awards) that are granted, earned or vested under any Company plan, arrangement or agreement based wholly or in part upon the attainment of a financial reporting measure. If the Company is required to restate its previously issued financial statements to correct a material error, the Compensation Committee shall seek the recovery of an overpayment that an officer received during the three completed fiscal years of the Company immediately preceding the date that the Company is required to make such restatement.

Other Compensation and Benefits

Qualified Defined Contribution Plan

The Company has a 401(k) Plan that allows for a Company match. The 401(k) Plan is a tax-qualified, defined contribution plan and serves as the Company’s only retirement plan for its employees. Contributions are made at the discretion of the Board and, to date, all contributions have been made in cash. A matching contribution up to 5% of an employee’s salary is made every pay period up to certain regulatory limits.

Participation in Employee Benefit Plans

We offer health and welfare benefits to all eligible employees. Our executive officers and management are eligible to participate on the same basis as other employees in all such benefit plans, which include medical, dental, vision, group life, long-term disability and accidental death and dismemberment insurance.

Perquisites

The Company provides no other perquisites or personal benefits to its executive officers.

Risk Considerations Relating to Compensation

Our compensation program is designed to focus on meeting the Company’s objectives and goals while discouraging management from undue risk-taking. When establishing and reviewing our executive compensation program, the Compensation Committee has considered whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Our compensation program is comprised of both fixed and variable incentive-based elements. The fixed component of our compensation program is base salary. A fixed base salary provides reliable, foreseeable income that mitigates the focus of our employees on our immediate financial performance or our stock price, encouraging employees to make decisions in the Company’s best long-term interests. The variable incentive components are designed to be sensitive to our goals and objectives, performance and stock price. In combination, we believe that our compensation structure does not encourage our officers and employees to take unnecessary or excessive risks in performing their duties.

Moreover, with limited exceptions, our Compensation Committee retains discretion to impose additional conditions and adjust compensation pursuant to our clawback policy as well as for quality of performance and adherence to the Company’s values. The restricted stock that the Company has granted to its executive officers generally has a three-year vesting period starting at the beginning of the calendar year in which the shares were awarded, which further mitigates compensation risk because an executive officer who resigns (other than as a result of retirement) or is terminated prior to the end of the vesting period will forfeit his or her unvested restricted stock.

Change in Control Executive Severance Agreements

Messrs. Stephens and D’Amico are each a party to a Change-in-Control Executive Severance Agreement (collectively, the “Change in Control Agreements”). The Board believes that, in the event of a change-in-control of the Company, the executives’ performance may become hampered by distraction, uncertainty or other activities, which might adversely affect stockholder value. To reduce these potential adverse effects and to encourage fair treatment of its executive officers in connection with any change-in-control event, the Company enters into Change-In-Control Agreements with its executive officers to provide for change-in-control protection. For additional information, see “Potential Payments Upon Termination or Change in Control” below.

Other than the Change in Control Agreements, the Company maintains no employment agreements with its executive officers.

Indemnification Agreements

The Company has entered into an indemnification agreement with each of its directors and executive officers. These agreements provide that the Company will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors’ and officers’ liability insurance policy the Company chooses, in its discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under Delaware law and are in addition to any other rights the indemnitee may have under the Company’s Certificate of Incorporation and Bylaws and under applicable law. We believe these indemnification agreements enhance the Company’s ability to attract and retain knowledgeable and experienced officers and directors.

Other Compensation Matters

In December 2019, the Compensation Committee adopted stock ownership requirements for management, and the Company has implemented such requirements. The Company’s Code of Ethics and Business Practices provides that directors, officers and employees should not engage in speculative transactions involving the Company’s securities, such as exchange-traded options, short-sales or derivative instruments.

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 annually paid to any of our executive officers. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, made significant revisions to Section 162(m), including repeal of the performance-based exception, revising the definition of covered employees to include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year, and providing that once an individual is considered a covered employee, he or she will be considered a covered employee for all future years, including following any termination of employment. As a result, compensation paid to covered employees in excess of $1,000,000 generally will not be deductible, regardless of whether it is salary or performance-based.

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Our compensation levels for fiscal 2022 were determined to be less than the limitation amount set forth pursuant to Section 162(m).

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis for the fiscal year ended September 30, 2022. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2023 Annual Meeting of Stockholders.

Respectfully submitted,
Compensation Committee
Peter B. Delaney – Chair Mark T. Behrman Glen A. Brown
John H. Pinkerton

Executive Compensation

The table below sets forth information for the two most recently completed fiscal years concerning compensation paid to our named executive officers in those fiscal years for services in all capacities.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary (1)	Cash Bonus (1)	Stock Awards (2)	All Other Compensation (3)	Total

Chad L. Stephens, President	2022	$367,500	$459,375	$1,196,224	$43,157 (4)	$2,066,256
and Chief Executive Officer	2021	$345,000	$353,625	$611,905	$25,792 (4)	$1,336,322

Ralph D’Amico, Senior Vice	2022	$268,750	$251,953	$458,670	$21,382 (5)	$1,000,755
President and Chief Financial	2021	$250,000	$192,188	$214,552	$13,971 (5)	$670,711
Officer
(1)
Base salaries are set on a calendar year basis and are reported on a fiscal year basis ending on September 30 of each year. This means that the salary shown above for each fiscal year reported represents three months’ salary of the previous calendar year and the first nine months of the current calendar year through September 30 fiscal year-end. Cash bonuses are paid in the first quarter of the following fiscal year based on the preceding fiscal year’s performance. Bonuses shown for fiscal 2022 were paid in December 2022 and were based on fiscal 2022 financial and operating performance. The same timing of payments and Company performance holds true for fiscal 2021. This is subject to change in fiscal 2023 due to the fiscal year change from ending on September 30 to ending on December 31.
(2)
In accordance with applicable accounting standards, these amounts represent the aggregate grant date fair value of the awards on the award date. The ultimate value realized by the executive officers on vesting of the awards may or may not equal the fair market value at the award date based on failure to achieve the specified vesting requirements. Under certain circumstances, the awards may wholly, partially or never vest. See footnotes to table entitled “Outstanding Restricted Stock Awards.” Performance restricted stock is valued assuming a target number of shares would be issued. Assuming that the highest level of performance conditions will be achieved would result in a performance award grant equal to 150% of the target award plus application of a 125% multiplier for 2022 and 150% of the target award for 2021, and therefore the grant date fair value of stock awards for 2022 and 2021, respectively, would have been as follows: Mr. Stephens $2,244,204 and $917,573; and Mr. D’Amico $787,120 and $321,730.
(3)
Includes immaterial amounts for group life insurance premiums for fiscal years 2022 and 2021.
(4)
Includes dividends received from restricted stock awards of $20,953 and $10,645 for fiscal years 2022 and 2021, respectively, and $19,995 and $12,938 in 401(k) matching contribution by the Company in fiscal years 2022 and 2021, respectively.
(5)
Includes dividends received from restricted stock awards of $7,495 and $4,146 for fiscal years 2022 and 2021, respectively, and $13,438 and $9,375 in 401(k) matching contributions by the Company in fiscal years 2022 and 2021.

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Grants of Plan-Based Awards Table

The table below shows the plan-based awards granted by the Compensation Committee to the Company’s named executive officers in fiscal 2022:

			Equity Incentive Plan Awards
Name	Grant Date	Board Approval Date	Threshold(1)	Target(1)	Maximum(1)	All other stock awards: Number of shares of stock or units(2)	Grant Date Fair Value of Stock Awards
Chad L. Stephens	3/2/2022	3/2/2022	107,378	286,342	536,891	-	$1,196,224
Ralph D'Amico	3/2/2022	3/2/2022	33,654	89,743	168,268	29,914	$458,670

(1)
The percentage of performance shares of restricted stock awards that vest is dependent on Common Stock appreciation as compared to a peer group, as set forth in each stock restriction agreement. If the Company’s stock appreciation as compared to the peer group is between the prescribed Threshold and Maximum percentages, the restricted stock will partially vest on a pro rata basis. Furthermore, with respect to restricted stock awards granted in fiscal 2022, the vested shares outlined below shall be multiplied by 75% if the Company TSR is below 0%, 100% if the Company TSR is between 0% and 10%, and 125% if the Company TSR is 10% or greater.
(2)
Represents restricted stock awards that time vest on the completion of 3 years of service ending on December 20, 2024.

Outstanding Equity Awards

The following table provides information on the holdings of restricted stock by the Company’s named executive officers at September 30, 2022:

Outstanding Restricted Stock Awards

Name	Award Date	Approval Date	Number of Shares of Restricted Stock That Have Not Vested	Market Value of Shares of Restricted Stock That Have Not Vested
Chad L. Stephens (1)	January 16, 2020	December 11, 2019	43,976(5)	$534,750(9)
	January 16, 2020	January 16, 2020	53,476(8)	$500,000(10)
	January 5, 2021	January 5, 2021	224,895(3)	$481,275(12)
	March 2, 2022	March 2, 2022	286,342(4)	$643,125(13)

Ralph D'Amico (2)	December 11, 2019	December 11, 2019	13,569(5)	$164,999(9)
	March 9, 2020	December 11, 2019	5,068(6)	$61,627(9)
	March 9, 2020	March 9, 2020	16,340(7)	$72,500(11)
	January 5, 2021	January 5, 2021	78,855(3)	$168,750(12)
	March 2, 2022	March 2, 2022	119,657(4)	$286,750(13)

(1)
Mr. Stephens was appointed as Chief Executive Officer effective January 16, 2020. He was not an employee of the Company prior to that time.
(2)
Mr. D’Amico was elected as Chief Financial Officer effective March 9, 2020 and as Vice President – Business Development and Investor Relations effective January 2, 2019. He was not an employee of the Company prior to that time.
(3)
Mr. D’Amico and Mr. Stephens paid $1,314 and $3,747, respectively, to purchase their restricted stock, and it consists of restricted stock awards that vest based on the market price performance of the Company’s Common Stock at the completion of three years of service.
(4)
Mr. D’Amico received 29,914 restricted stock awards, that time vests on the completion of three years of service ending on December 20, 2024. In addition to the time vesting shares, Messrs. Stephens and D’Amico received 286,342 and 89,743 restricted stock awards, respectively, 100% of which vest based on the market price of the Company’s Common Stock at the completion of three years of service ending on December 20, 2024.
(5)
Messrs. D’Amico and Stephens paid $226.06 and $732.64, respectively, to purchase their restricted stock, and it consists of restricted stock awards granted on December 11, 2019, 25% of which vest on the completion of three years of service and 75% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service for Mr. D’Amico. Mr. Stephens stock consists of the restricted stock awards approved on December 11, 2019, and granted on January 16, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

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(6)
Mr. D’Amico paid $84.43 to purchase his restricted stock, and it consists of the restricted stock awards approved on December 11, 2019, and granted on March 9, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.
(7)
Mr. D’Amico paid $272.22 to purchase his restricted stock, and it consists of the restricted stock awards approved on March 9, 2020, and granted on March 9, 2020, 100% of which vest on the completion of three years of service beginning December 11, 2019.
(8)
Mr. Stephens paid $890.91 to purchase his restricted stock, and it consists of the restricted stock awards granted on January 16, 2020, 100% of which vest on the completion of three years of service.
(9)
Based on the closing market price of the Company’s Common Stock of $12.16 on December 11, 2019.
(10)
Based on the closing market price of the Company’s Common Stock of $9.35 on January 16, 2020.
(11)
Based on the closing market price of the Company’s Common Stock of $4.44 on March 9, 2020.
(12)
Based on the five day average of the close price of the Company’s Common Stock of $2.14 beginning December 11, 2020.
(13)
Based on the five day average of the close price of the Company’s Common Stock of $2.25 beginning December 14, 2021.

Stock Vested in Fiscal 2022

The following table summarizes, for the named executive officers, the restricted stock awards that vested during fiscal 2022. Mr. D’Amico was the only named executive officer that had restricted stock awards that vested in fiscal 2022.

	Stock Awards
Name	Number of shares acquired on vesting	Value realized on vesting
Ralph D’Amico	2,386	$6,323

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information concerning the securities authorized for issuance under the LTIP as of December 31, 2022:

Plan Category	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by security holders	1,263,083
Equity compensation plans not approved by security holders	0
Total	1,263,083

Potential Payments Upon Termination or Change in Control

The following table and narratives disclose certain information with respect to compensation that would be payable to the Company’s NEOs upon termination or change in control as of September 30, 2022.

In fiscal 2022, Messrs. Stephens and D’Amico were a party to a Change in Control Agreement. Under such Change in Control Agreements for Mr. Stephens and Mr. D’Amico, if, within two years following a change-in-control event, the Company terminates the employment of any of its executives without cause or any executive resigns for good reason as defined in the Change in Control Agreements, that executive would be entitled to a severance payment, payable in a lump sum, in cash, following his or her termination, in an amount equal to two times the average of the compensation paid to the executive during the two calendar years preceding the change-in-control event (or the annual average of any shorter period). Compensation for this purpose includes the sum of the executive’s base salary, cash bonuses and the Company’s contribution to the 401(k) Plan (restricted stock awards are excluded). Further, if the executive qualifies, and the Company is required to provide coverage under COBRA, the Company shall reimburse the executive the costs of purchasing continuing coverage under COBRA for the executive and his or her dependents as long as he or she qualifies for COBRA coverage. In fiscal 2021, the Change of Control Agreements were amended to reduce the Company’s reimbursement of COBRA coverage costs to a maximum of twelve months. The Company became subject to COBRA on January 1, 2014.

A change-in-control event generally means: (i) the acquisition of beneficial ownership of 50% or more of the Company’s Common Stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously

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so approved, cease for any reason to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a merger or consolidation which results in the ownership of 20% or more of the Company’s Common Stock by persons or entities that were not previously stockholders; or (iv) involuntary dissolution of the Company.

Situations may arise where the potential to merge with or be acquired by another company may be in the best interest of our stockholders. Based on this potential, the Company believes that the “double trigger” requiring both (i) a change-in-control event and (ii) the termination of an executive’s employment without cause or his or her resignation for good reason after the event is appropriate to provide fair treatment of the executive officers, while allowing them to continue to concentrate on enhancing stockholder value during a change-in-control event, as they may take actions which ultimately may lead to termination of their employment after the change-in-control event.

Pursuant to the Change in Control Agreements, assuming that a change-in-control event took place on the last business day of fiscal 2022, and an executive’s employment was terminated without cause, or the executive terminated his or her employment for good reason, within two years following this assumed change-in-control event, the executives named below would receive the following severance payments:

Name	Salary(1)	Bonus(2)	Total(3)
Chad L. Stephens	$752,933	$813,000	$1,565,933
Ralph D'Amico	$547,813	$444,141	$991,954

(1)
Mr. Stephens and Mr. D’Amico’s salary is calculated based on (i) two times the average of the executive officer’s base salary during calendar years 2022 and 2021 plus (ii) two times the average amount contributed to the 401(k) on behalf of each executive during calendar years 2022 and 2021.
(2)
Mr. Stephens and Mr. D’Amico’s bonus is calculated based on two times the average bonus for each executive for calendar years 2022 and 2021.
(3)
In addition, if the Company is required to provide continuing coverage to its employees under COBRA (as defined in Section 4980B of the Internal Revenue Code of 1986) at the time of a change-in-control, the Company will reimburse each executive for all costs incurred by them in purchasing such continuing coverage for themselves and their dependents for a maximum of twelve months.

Pay Ratio Disclosure

The Pay Ratio Disclosure Rule, codified in Item 402(u) of Regulation S-K and adopted pursuant to Section 953(b) of the Dodd-Frank Act, requires the Company to calculate and disclose the ratio of the annual total compensation of Chad L. Stephens, the Chief Executive Officer, to the median of the annual total compensation of the Company’s employees (other than the Chief Executive Officer).

We determined that, for the year ended September 30, 2022, (i) the annual total compensation granted to our CEO was $2,066,256, as reported in our Summary Compensation Table; (ii) the annual total compensation of our “median employee” was $86,523; and (iii) the ratio of these amounts was 24-to-1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the Company’s payroll records and the methodology described below.

To identify the median of the annual compensation of all our employees, as well as to determine the annual total compensation for our median employee and our Chief Executive Officer, we took the following steps:

•
We determined that, as of September 30, 2022, our employee population consisted of 22 individuals, all of whom were located in the United States. This population consisted of only full-time employees, as we do not have part-time, temporary or seasonal workers. We selected the last day of our fiscal year September 30, 2022, as our identification date for determining our median employee because it enables us to make such identification in a reasonably efficient and economic manner.
•
We used a consistently applied compensation measure to identify our median employee by comparing the amount of the salary or wages, bonuses and restricted stock awards that vested in 2022 as reflected in our payroll records.

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•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our Chief Executive Officer, are located in the United States, we did not make any cost of living adjustments in identifying the median employee.
•
After we identified our median employee, we combined all of the elements of such employee’s compensation for fiscal 2022, resulting in annual total compensation of $86,523.
•
With respect to the annual total compensation of our Chief Executive Officer, we used salary, bonus, restricted stock awards granted and all other compensation for fiscal 2022, resulting in annual granted total compensation of $2,066,256.

Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in their pay ratio calculations.

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Proposal No. 3

Approval and Ratification of Selection of

Independent Registered Public Accounting Firm

The Audit Committee has appointed and engaged Ernst & Young LLP (“Ernst & Young” or “independent accountants”) to serve as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023, and to perform other appropriate audit-related services. Ernst & Young has been serving as the independent registered public accounting firm of the Company since 1989. The Company’s stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

The Audit Committee is responsible for selecting the independent auditors of the Company. The Audit Committee has directed the Company to submit the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2023 for ratification by the stockholders at the Annual Meeting. Although stockholder ratification of Ernst & Young is not required by the Company’s governing documents or law, the Board has determined that it is desirable to submit the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice in view of the critical role played by the independent registered public accounting firm in maintaining the integrity of financial controls and reporting. If the stockholders do not vote to approve the ratification of the selection, the Audit Committee will consider whether to engage another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during fiscal 2023 if it determines that such a change would be in the best interests of the Company and its stockholders.

Report of the Audit Committee

The Audit Committee is comprised of four independent, non-employee directors, Lee M. Canaan (chair), Mark T. Behrman, Glen A. Brown, and Steven L. Packebush. The Board has determined that all committee members are independent and financially literate as defined by NYSE listing standards and SEC regulations and that Mr. Behrman, Mr. Brown, Ms. Canaan and Mr. Packebush are each an “audit committee financial expert” as defined by applicable SEC regulations. For purposes of complying with NYSE rules, the Board has determined that none of the Committee members currently serves on the audit committees of more than three public companies.

The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, as may be amended from time to time by the Board. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting.

Management is responsible for the preparation, presentation and integrity of our financial statements in accordance with generally accepted accounting principles, the establishment and maintenance of our disclosure controls and procedures, and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing reports thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes.

Discussions with Management. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2022, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Discussions with Independent Accountants. The Audit Committee reviewed and discussed the Company’s audited financial statements with Ernst & Young, which is the independent registered public accounting firm responsible for expressing an opinion on the conformity of those financial statements with the standards of the PCAOB and its judgment as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent accountants such matters required under the standards of the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent accountants its

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independence from management and the Company, including matters in the written disclosures and letter received from the independent accountants as required by PCAOB Rule 3526 (Communications with Audit Committee Concerning Independence).

The Audit Committee met with the independent accountants, with and without management present, to discuss the overall scope and plans for their audit, the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also met with the independent accountants and management after the end of each of the first three 2022 fiscal quarters. At these meetings, the independent accountants’ review of quarterly results was presented, and discussions were also held with management concerning these results.

Recommendations that Financial Statements be Included in the Annual Report. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2022 for filing with the SEC (which was filed on December 13, 2022).

Audit Committee
Lee M. Canaan – Chair Mark T. Behrman
Glen A. Brown
Steven L. Packebush

Independent Accountants’ Fees and Services

The following sets forth fees billed for audit and other services provided by Ernst & Young for the fiscal years ended September 30, 2022, and September 30, 2021:

Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees (1)	$735,000	$669,643
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
(1)
Includes fees for audit of financial statements, review of the related quarterly financial statements for those fiscal years, and services related to other SEC filings.

All services rendered by Ernst & Young were permissible under applicable laws and regulations and were pre-approved by the Audit Committee. The Audit Committee’s pre-approval policy is set forth in the Audit Committee Charter which is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

To ratify the selection of Ernst & Young LLP, a majority of shares of Common Stock represented in person or by proxy at the Annual meeting must vote “FOR” Proposal No. 3.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Stockholders Vote “FOR” Ratification of Selection of Independent Registered Public Accounting Firm.

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Proposal No. 4

Approval of Amendment to the

PHX Minerals Inc. 2021 Long-Term Incentive Plan

Background Purpose of the Proposal

On January 5, 2021, the Board unanimously approved the PHX Minerals Inc. 2021 Long-Term Incentive Plan, or the LTIP, which was approved by our stockholders at the 2021 annual meeting held on March 2, 2021. At this year’s Annual Meeting, stockholders will be asked to approve an increase in the number of shares available for issuance under the LTIP by 2,400,000 shares (the “LTIP Amendment”). If approved by the Company’s stockholders at the Annual Meeting, the LTIP Amendment will become effective March 6, 2023. The LTIP, as proposed to be amended by the LTIP Amendment, is attached hereto as Appendix A. If the LTIP Amendment becomes effective, the Company will register the additional shares on a Registration Statement on Form S-8 as soon as practicable after March 6, 2023. The material features of the LTIP Amendment and, more generally, the LTIP, are described below.

The LTIP is also being amended to reflect the Company’s reincorporation from Oklahoma to Delaware (the “Reincorporation”). The Reincorporation was approved by the Company’s stockholders at the 2022 annual meeting held on March 2, 2022, and therefore the amendments to reflect the Reincorporation do not require stockholder approval at this Annual Meeting and will be made to the LTIP regardless of whether or not the LTIP Amendment is approved by the Company’s stockholders. The LTIP amendments to reflect the Reincorporation include: (i) referencing the Company as “a Delaware corporation” rather than “an Oklahoma corporation” in Section 3(l); (ii) referencing the “Delaware General Corporation Law” rather than the “Oklahoma General Corporation Act” in Section 15(a); (iii) referencing the laws of the “State of Delaware” rather than the laws of the “State of Oklahoma” in Section 17(b); and (iv) changing references to “shareholders” to “stockholders”, which is the term used under Delaware law. Additionally, as previously disclosed in connection with the Reincorporation, the Company’s Common Stock is no longer classified as Class A Common Stock, and therefore the LTIP will no longer refer to the Company’s Common Stock as “Class A” Common Stock. The amended and restated LTIP attached hereto as Appendix A includes the amendments to reflect the Reincorporation.

Reasons for the LTIP Amendment

The Board believes that the purpose of the LTIP is to assist the Company in employing and retaining qualified and competent personnel and to promote the growth and success of the Company by aligning the long-term interests of the Company’s key employees with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and by providing both rewards for exceptional performance and long-term incentives for future contributions to the success of the Company. The Company believes that the grant of restricted shares that vest over several years is an essential long-term component to the Company’s total compensation package for its officers and also encourages officers to remain with the Company. Further, the Company believes that the grant of restricted shares to directors will help retain and attract qualified directors and further align the directors’ interests with those of the Company’s stockholders. The Board believes the additional shares to be reserved pursuant to the LTIP Amendment are necessary to accomplish these purposes.

As of January 15, 2023, an aggregate of 1,236,917 shares of Common Stock (both vested and unvested shares of restricted stock) had been awarded under the LTIP, which leaves 1,263,083 shares of Common Stock available for future issuance under the LTIP. If the LTIP Amendment is not approved by the stockholders, the Company may be forced to cease or limit use of long-term incentives, and the Board may consider other alternatives to compensate employees.

The LTIP Amendment would increase the number of shares of Common Stock available for issuance under the LTIP from 2,500,000 shares to 4,900,000 shares. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under the Plans over the last three fiscal years, divided by the number of shares outstanding, is approximately 1.7%. The Company anticipates that the requested number of shares for the LTIP will be sufficient to meet the needs of our long-term incentive program for at least six years.

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Burn Rate and Overhang Disclosure

The Company’s historical share usage under its equity compensation plans (sometimes referred to as “burn rate”), specifically the LTIP and the Restricted Stock Plan, and the potential dilution of the Company’s stockholders that could occur with respect to the Company’s equity plans (sometimes referred to as “overhang”) are summarized below with respect to the prior three fiscal years.

Fiscal Year	Restricted Stock Grants	Weighted Average Shares Outstanding	Burn Rate
2022	687,085	34,184,212	2.0%
2021	428,750	25,742,202	1.7%
2020	181,312	16,856,792	1.1%
		Three-year average:	1.7%

As of January 15, 2023, the total overhang with respect to the LTIP (assuming stockholder approval of the LTIP amendment), the Restricted Stock Plan and outstanding awards, expressed as a percentage of Common Stock outstanding, is reflected in the table below. The Company has not issued any stock appreciation rights or other appreciation awards under the LTIP, and no appreciation awards were otherwise outstanding as of January 15, 2023.

Shares remaining available under the LTIP	1,263,083
Additional shares requested pursuant to the LTIP Amendment	2,400,000
Shares remaining available under the Restricted Stock Plan	0
Total shares available for issuance	3,663,083
Equity awards outstanding	859,061
Shares of Common Stock outstanding	36,491,333
Overhang	12.4%

The Company believes that granting equity awards, which generally vest over several years, is an effective method for aligning the interests of the Company’s employees and directors with those of stockholders, encouraging ownership in the Company and providing the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility.

Summary of the LTIP

Below is a summary of the material terms of LTIP, as proposed to be amended. The full text of the LTIP, as proposed to be amended, is attached as Appendix A to this proxy statement. The statements made in this proxy statement with respect to the LTIP should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the LTIP, as proposed to be amended.

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Purpose of the LTIP

The LTIP is designed to promote the interests of the Company and our stockholders by offering selected employees, consultants and non-employee directors of the Company or its affiliates an opportunity to participate in the growth and financial success of the Company, and by providing to such persons performance-related incentives. The LTIP permits discretionary grants of the following award types:

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Incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);
•
Stock options that do not constitute Incentive Stock Options (“Non-Qualified Stock Options” and, together with Incentive Stock Options, “Options”);
•
Shares of Common Stock for a purchase price, if any, determined by the Compensation Committee that are not subject to forfeiture (“Bonus Stock Awards”);
•
The right to receive shares of Common Stock or cash payments with a value equal to the amount by which the fair market value of a share of Common Stock on exercise exceeds the fair market value on the grant date (“Stock Appreciation Rights”);
•
The right to receive a specified number of shares of Common Stock or cash equal to the fair market value of a specified number of shares of Common Stock (“Phantom Stock Awards” or “Restricted Stock Units”);
•
Shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances (“Restricted Stock Awards”);
•
Cash and/or stock payments that may be earned based on the satisfaction of various performance measures (“Performance Awards”); and
•
Other stock or performance-based awards (“Other Stock or Performance-Based Awards”).

Shares Subject to the LTIP

Subject to adjustment as described under “Adjustments upon Changes in Capitalization and Corporate Events” below, the aggregate number of shares of Common Stock that may be issued with respect to awards granted under the LTIP may not exceed 4,900,000, including such aggregate number of shares that have been reserved for issuance and are subject to unvested Awards under the Restricted Stock Plan (the “Share Pool Limit”).

Except for shares of Common Stock issued with respect to awards that are assumed or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction), the number of shares reserved for issuance under the LTIP will be reduced by the number of shares of Common Stock issued in connection with the exercise or settlement of an award or used to determine the amount of cash paid in connection with the exercise of Stock Appreciation Rights and the settlement of Phantom Stock Awards. Any shares of Common Stock covered by an award that is forfeited or canceled or that expires, or that are withheld in respect of taxes (except as provided below), will be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the LTIP; provided that the following will count against the Share Pool Limit: (i) shares tendered or withheld to pay the exercise price of, or tax withholding obligations related to, awards, (ii) shares repurchased by the Company from a participant with the proceeds from the exercise of Options and (iii) shares reserved for issuance under a Stock Appreciation Right that exceed the number of shares actually issued upon exercise.

The shares to be delivered under the LTIP will be made available from (a) authorized but unissued shares, (b) shares held in the treasury of the Company or (c) previously issued shares reacquired by the Company, including shares purchased on the open market, in each case as the Compensation Committee may determine from time to time in its sole discretion. Subject to adjustment in accordance with the LTIP, no more than 1,750,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

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Administration

The LTIP is administered by the Compensation Committee of the Board. Additionally, the Board or Compensation Committee may delegate any of its powers under the LTIP to a subcommittee of the Compensation Committee or one of their respective members, or to one or more officers of the Company, subject to applicable laws and exchange requirements.

The Compensation Committee has full authority, subject to the terms of the LTIP, to establish rules that it deems relevant for the proper administration of the LTIP and to set the type and size of awards that are made and the other terms of the awards. Furthermore, the Compensation Committee has full authority, subject to the terms of the LTIP, to select the employees, consultants and non-employee directors to whom awards are granted. When granting awards, the Compensation Committee may consider any factors that it deems relevant.

The LTIP authorizes the Compensation Committee to grant equity-based awards, including Restricted Stock Awards, Restricted Stock Units and Options, to eligible employees and consultants (other than executive officers of the Company or its affiliates and non-employee directors). The Board may determine, or cause the Compensation Committee to determine, (i) the maximum aggregate number of shares of Common Stock subject to Options granted by the Compensation Committee in any one calendar year; (ii) the maximum aggregate number of shares of Common Stock covered by Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Compensation Committee in any one calendar year; (iii) the aggregate number of shares of Common Stock that may be awarded to any individual under Options granted by the Compensation Committee; and/or (iv) the aggregate number of shares of Common Stock that may be awarded to any individual under Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Compensation Committee.

Eligibility

All employees, consultants and non-employee directors of the Company and our affiliates are eligible to participate in the LTIP. The selection of employees, consultants and non-employee directors, from among those eligible, who will receive Incentive Stock Options, Non-Qualified Stock Options, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, Other Stock or Performance-Based Awards or any combination thereof, is within the discretion of the Compensation Committee.

However, Incentive Stock Options may be granted only to employees of the Company or its affiliates. As of the Record Date, there were approximately 22 employees and six non-employee directors eligible to participate in the LTIP.

Term of LTIP

The LTIP became effective when it was approved by our stockholders at the 2021 annual meeting held on March 2, 2021. If not sooner terminated, the LTIP will terminate on the earlier of the tenth anniversary of the effective date or the date on which no shares of Common Stock subject to the LTIP remain available to be granted as awards under the LTIP, and no further awards may be granted thereafter. The Board, in its discretion, may terminate the LTIP at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Term of Awards

The term of any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right or Other Stock or Performance-Based Award may not exceed a period of 10 years.

Stock Options

Term of Option; Exercise Price. The term of each Option is as specified by the Compensation Committee at the date of grant but cannot exceed 10 years. The exercise price is determined by the Compensation Committee and can be no less than the fair market value of the shares of Common Stock covered by the Option on the date the Option is granted (other than options assumed, or issued in substitution for option awards, in connection with the acquisition of another entity).

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Special Rules for Certain Stockholders. If an Incentive Stock Option is granted to an employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates, the term of the Option cannot exceed five years, and the exercise price must be at least 110% of the fair market value of the shares of Common Stock on the date that the Option is granted.

Status of Stock Options. The status of each Option granted to an employee as either an Incentive Stock Option or a Non-Qualified Stock Option is designated by the Compensation Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the Options with respect to the excess shares are Non-Qualified Stock Options. All Options granted to consultants and non-employee directors are Non-qualified Stock Options.

Transferability. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or his or her guardian or legal representative. A Non-Qualified Stock Option is not transferable other than by will or the laws of descent and distribution, or with the consent of the Compensation Committee, to one or more immediate family members or related family trusts or partnerships or similar entities, subject to securities registration requirements.

Limitations on Exercise. No Incentive Stock Option may be exercised more than: (i) three months after the participant ceases to perform continuous service for the Company for any reason other than death or Disability (as defined in the LTIP) or (ii) one year after the participant ceases to perform continuous service for the Company due to death or disability. No Non-Qualified Stock Option may be exercised more than: (i) six months after the participant ceases to perform continuous service for the Company for any reason other than death or disability or (ii) one year after the participant ceases to perform continuous service for the Company due to death or disability. If a participant’s continuous service with the Company is terminated for cause (as defined in the LTIP), the Option will immediately terminate.

Bonus Stock Awards

The Compensation Committee may grant shares of our Common Stock to employees, consultants and non-employee directors on terms and conditions and for such payment, if any, as established by the Compensation Committee on the date of grant, which grant will constitute a transfer of unrestricted shares of Common Stock to the recipient.

Stock Appreciation Rights

Stock Appreciation Rights may be granted in connection with, or independent of, an Option. A Stock Appreciation Right granted in connection with an Option entitles the participant to surrender all or part of the Option for a cash payment at such time and to the extent such Option is exercisable. Any such Stock Appreciation Right is transferable only to the extent the related Option is transferable. A Stock Appreciation Right granted independently of an Option is exercisable at such time and in such manner as determined by the Compensation Committee and set forth in the applicable award agreement.

The exercise price of a Stock Appreciation Right is determined by the Compensation Committee and can be no less than the fair market value of the shares of Common Stock subject to the Stock Appreciation Right on the date the Stock Appreciation Right is granted.

Phantom Stock Awards

Phantom Stock Awards under the LTIP are subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may determine. A Phantom Stock Award may be paid at the end of the restricted period or the last day of a deferral period in the form of shares of the Company’s Common Stock or in cash.

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Restricted Stock Awards

Restricted Stock Awards are subject to certain restrictions on disposition and certain obligations to forfeit and surrender the shares to the Company as may be determined in the discretion of the Compensation Committee. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all of the rights of a stockholder of the Company with respect to the shares, including the right to vote the shares, but prior to the lapse of such restrictions, the participant will not be entitled to delivery of the shares and the participant may not sell, transfer, assign or otherwise dispose of such shares. During the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any Restricted Stock Award will be retained by the Company for the account of the participant. Such dividends or other distributions will revert back to the Company if, for any reason, the Restricted Stock Award reverts back to the Company. Upon the expiration of the applicable forfeiture restrictions, all dividends or other distributions made on the Restricted Stock Award and retained by the Company will be paid, without interest, to the participant.

Restricted Stock Unit Awards

The Compensation Committee may, from time to time and subject to the terms of the LTIP, grant Restricted Stock Unit Awards to employees, consultants and non-employee directors. A Restricted Stock Unit Award is the right to receive Common Stock or cash equal to the fair market value of a specified number of shares of Common Stock in the future, provided that applicable vesting and/or performance requirements have been met. Vesting requirements and performance goals shall be established by the Compensation Committee. Prior to vesting and settlement of Restricted Stock Unit Awards, participants will have no rights as a stockholder of the Company with respect to the shares.

Performance Awards

The Compensation Committee may grant cash awards that are rights to receive a cash payment upon the achievement of a single or multiple performance goals over a specified performance period established by the Compensation Committee. The Compensation Committee also may designate any form of award under the LTIP as a Performance Award that will be subject to the achievement of performance goals.

The Compensation Committee may grant Performance Awards under the LTIP that may be paid in Common Stock, cash or a combination thereof as determined by the Compensation Committee. The Compensation Committee uses one or more criteria in establishing performance goals for Performance Awards, which may include: earnings per share; revenue (including increased revenues); profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow, distributable cash flow, distributable cash flow per share and net cash flow before financing activities); return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); economic value added; gross margin; net income measures (including income after capital costs and income before or after taxes); earnings; pretax earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or adjusted EBITDA; earnings before taxes and depreciation (“EBTD”); earnings before interest and taxes (“EBIT”); pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); stock price measures (including growth measures and total stockholder return); debt reduction; price per share of Common Stock; market share; earnings per share or adjusted earnings per share (actual or growth in); economic value added (or an equivalent metric); market value added; debt to equity ratio; expense measures (including overhead cost and general and administrative expense); changes in working capital; margins; stockholder value; proceeds from dispositions; total market value; customer satisfaction or growth; and implementation, completion or attainment of measurable objectives with respect to the acquisition, development and/or productivity of assets. Any of the above business criteria may be determined on an absolute or relative basis or as compared to the performance of a published or special index. The Compensation Committee may determine that certain items, events or occurrences, including unusual or nonrecurring items, changes in accounting standards or tax laws, or other adjustments, will be added to or excluded from the calculation of any criteria.

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Other Stock or Performance-Based Awards

The Compensation Committee may grant Other Stock or Performance-Based Awards which consist of a right denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash. The Compensation Committee may establish such terms and conditions for Other Stock or Performance-Based Awards under the LTIP as it determines appropriate.

Adjustments upon Changes in Capitalization and Corporate Events

The number of shares of Common Stock (i) covered by each outstanding award granted under the LTIP, the exercise or purchase price of such outstanding award and any other terms of the award that the Compensation Committee determines requires adjustment and (ii) available for issuance under the LTIP, will be proportionately adjusted or an equitable substitution will be made to reflect, as determined by the Compensation Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, extraordinary cash dividend resulting from a nonrecurring event that is not a payment of normal corporate earnings, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws or other applicable laws. Except as the Compensation Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, will affect the number or price of shares of Common Stock subject to an award.

Unless specifically provided otherwise with respect to Change in Control (as defined in the LTIP) events in an individual Award or written employment agreement, if, during the effectiveness of the LTIP, a Change in Control occurs, each Option and Stock Appreciation Right which is at the time outstanding under the LTIP will (i) automatically become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option or Stock Appreciation Right and (ii) expire 20 days after the Compensation Committee gives written notice to the participant specifying the terms and conditions of the acceleration of the Option or Stock Appreciation Right, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire. To the extent that a participant exercises an Option before or on the effective date of the Change in Control, the Company will issue all Common Stock purchased by exercise of that Option, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. If a participant does not exercise an Option within the 20-day period described above, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire, the Option or Stock Appreciation Right will immediately be forfeited and the participant will have no further rights to exercise the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the event of any Change in Control, all of the Company’s obligations regarding Options and Stock Appreciation Rights that were granted under the Plan and that are vested on the date of such event (taking into consideration any acceleration of vesting) may, on such terms as approved by the Compensation Committee, be (i) assumed by the surviving or continuing corporation (or substituted options of equal value may be issued by such corporation) or (ii) canceled in exchange for cash, securities of the acquiror or other property in an amount equal to the amount that would have been payable to a participant pursuant to the Change in Control event if the participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior to the Change in Control event; provided, however, that if the amount that would have been payable to a participant pursuant to such transaction if such participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, the Compensation Committee may, in its discretion, cancel any or all such Options for no consideration or payment of any kind.

Unless specifically provided otherwise with respect to Change in Control events in an individual Award or written employment agreement, if, during the effectiveness of the LTIP, a Change in Control occurs, the vesting period applicable to outstanding Restricted Stock Awards, Restricted Stock Unit Awards and all other outstanding Awards subject to forfeiture provisions (other than Options or Stock Appreciation Rights) will lapse and the Awards will become fully vested and settled.

Unless specifically provided otherwise with respect to Change in Control events in an individual award or in a then-effective written employment agreement between the participant and the Company, with respect to Performance Awards, all incomplete performance periods in respect of any such award in effect on the date the termination occurs shall end on the date of such termination and the Compensation Committee shall (i) determine

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the extent to which the performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to the performance goals for each such performance period based upon the Compensation Committee’s determination of the degree of attainment of the performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Compensation Committee.

General Provisions Applicable to All Awards

Minimum Vesting. Awards under the LTIP will be subject to a minimum vesting schedule of at least 12 months following the date of grant of the award, provided that up to 5% of the shares underlying awards granted after the Effective Date may be subject to vesting schedules of less than 12 months. For purposes of this minimum vesting requirement, awards granted to non-employee directors in respect of regular annual fees will be deemed to satisfy the requirement, even if the regular annual stockholder meeting at which the award would vest is not at least 12 months following the grant date of the award.

No Payment of Dividends on Unvested Awards. No award may provide for the payment of dividends or dividend equivalents before the date on which the award vests. With respect to any award that provides an entitlement to dividends or dividend equivalents, the dividends or dividend equivalents will be retained by the Company for the account of the participant during the vesting period and will revert back to the Company if the award is forfeited prior to vesting. Upon vesting, all dividends or dividend equivalents retained by the Company in respect of the award will be paid, without interest, to the participant. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.

Clawback. Awards under the LTIP will be subject to any clawback or recapture policy, including the incentive compensation clawback policy described in this proxy statement, that the Company may adopt from time to time or any clawback or recapture provisions set forth in an award agreement, plan or program to the extent provided in such policy, plan, program or agreement.

Termination of Service. If a participant’s service is terminated for Cause (as defined in the LTIP), all outstanding awards that have not been settled (whether vested or unvested) will be forfeited. Except as otherwise provided in an award or other agreement or plan or otherwise determined by the Compensation Committee, if a participant’s service is terminated due to death or Disability, then outstanding awards will vest, with performance conditions deemed earned at the target level.

Except as otherwise provided in an individual award or an employment agreement or other agreement or plan, if a participant’s service is terminated without Cause and subject to the participant’s execution of a release of claims:

•
Any unvested awards that are only subject to time-vesting conditions and not subject to performance-vesting conditions and that were granted prior to the date of termination shall vest immediately in full on the date of such participant’s termination; and
•
Any unvested awards with performance-vesting conditions that were granted prior to the date of termination shall be retained by the participant, even after such participant’s service has been terminated, and shall continue to be subject to any performance-vesting conditions.

Except as otherwise provided in an individual award or other agreement or plan, or otherwise determined by the Compensation Committee, any unvested award will be forfeited in the event of a termination for any reason not discussed above.

Amendment; Termination

The Board may amend or terminate the LTIP; provided, that the Company will obtain stockholder approval of any LTIP amendment to the extent necessary to comply with the Code, applicable laws and the applicable requirements of any stock exchange or national market system. Any amendment or termination of the LTIP will not affect awards previously granted except as mutually agreed between the Company and the participant.

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Federal Income Tax Aspects of the LTIP

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the LTIP as normally operated and is not intended to provide or supplement tax advice to eligible employees, consultants or directors. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

Incentive Stock Options. No federal income tax is imposed on the optionee upon the grant of an Incentive Stock Option. The optionee would recognize no ordinary taxable income upon exercise of an Incentive Stock Option or later disposition of shares acquired pursuant to his or her exercise of an Incentive Stock Option if the optionee: (a) does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date that the stock option was granted nor within the one-year period beginning on the date that the stock option was exercised (collectively, the “holding period”); and (b) is an employee of the Company or any of our subsidiaries at all times beginning on the date of grant and ending on the date three months before the date of exercise. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee’s alternative minimum taxable income for the year in which such exercise occurs. Special rules may be applicable with regard to alternative minimum taxable income calculation purposes if an optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option or the disposition of the shares so acquired. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as ordinary income is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price.

Non-Qualified Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-Qualified Stock Option such as those under the LTIP (whether or not including a Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-Qualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received and/or the fair market value of the shares distributed to the optionee, determined based on the excess of the fair market value of the shares of Common Stock covered by the portion of the Stock Appreciation Rights being exercised over the exercise price for such shares. Upon the exercise of a Non-Qualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-Qualified Stock Option or a Stock Appreciation Right, and held as a capital asset, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.

Restricted Stock Awards. Subject to the special rules discussed below relating to elections made under Section 83(b) of the Code, the recipient of a Restricted Stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions applicable to the award constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses and the individual vests in the underlying shares, the holder will

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realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, the Company may claim a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company.

Upon a subsequent disposition of the shares received pursuant to a Restricted Stock Award, other than a share for which the Section 83(b) election is made as discussed below, the difference between the amount realized on the disposition of the shares held as a capital asset, and the fair market value of the shares on the date the substantial risk of forfeiture lapsed would be treated as a capital gain or loss.

Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award (rather than the date on which the substantial risk of forfeiture lapses), and shall recognize the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the date of grant of the Restricted Stock Award and is irrevocable.

Upon a subsequent disposition of Restricted Stock Award shares for which the Section 83(b) election is made, the difference between the fair market value of the shares on the disposition date and the fair market value of the shares on the date of grant would be treated as a capital gain or loss.

Restricted Stock Unit Awards. An individual who has been granted a Restricted Stock Unit Award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. With regard to a Restricted Stock Unit Award which is settled in shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a corresponding deduction. The measure of such income and deduction will be the fair market the shares of Common Stock delivered in satisfaction the Restricted Stock Unit Award, less the amount paid (if any) for such shares. Any dividend equivalents paid with respect to a Restricted Stock Unit Award will be compensation income to the individual at the time of payment and, subject to the application of Section 162(m) of the Code as discussed below, may be deductible as such by the Company. A Section 83(b) election may not be made with regard to a Restricted Stock Unit Award.

With regard to shares received upon to the settlement of a Restricted Stock Unit Award, upon disposition of those shares, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the date of their issuance would be treated as a capital gain or loss.

Performance Awards, Phantom Stock Awards and Other Stock or Performance-Based Awards. An individual who has been granted a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award, Phantom Stock Award, or Other Stock or Performance-Based Award prior to the actual issuance of shares under the award will be compensation income to the individual and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company.

Upon a subsequent disposition of the shares received pursuant to a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award, the difference between the amount realized on the disposition of the shares held as capital assets, and the holder’s basis in such shares would be treated as a capital gain or loss.

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Bonus Stock Awards. In general, a participant who receives a Bonus Stock Award will be taxed on the fair market value of the shares of Common Stock on the date the shares are issued to the individual, less any amount paid by the participant for the shares of stock. Subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for a corresponding amount. Upon a subsequent disposition of the shares received pursuant to a Bonus Stock Award, and held as a capital asset, the difference between the amount realized on the disposition of the shares and the holder’s basis in such shares would be treated as a capital gain or loss.

Section 162(m) of the Code. Section 162(m) of the Code generally precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to certain executive officers.

Tax-Qualified Status of the LTIP

The LTIP is not qualified under Section 401(a) of the Code.

Section 409A of the Internal Revenue Code

Some awards issued under the LTIP may be considered non-qualified deferred compensation that is subject to special rules under Section 409A of the Code. In such event, the Compensation Committee intends to generally design and administer such award and the LTIP to comply with the rules of Section 409A of the Code; however, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates in the LTIP.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the LTIP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

A new plan benefits table for the LTIP, as described in the SEC proxy rules, is not provided because (i) all awards made under the LTIP are made at the Compensation Committee’s discretion, subject to the terms and conditions of the LTIP, and (ii) the LTIP was in effect during fiscal 2022 and the LTIP Amendment does not alter a formula or other objective criteria to be applied to determine benefits under the LTIP.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting is necessary to approve the LTIP Amendment. The enclosed form of proxy provides a means for stockholders to vote for the approval of the LTIP Amendment, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the LTIP Amendment. In determining whether this item has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted as votes against this proposal.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Stockholders Vote “FOR” the LTIP Amendment.

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OTHER MATTERS

Stock Ownership of Management and Certain Beneficial Owners

The information provided below summarizes the beneficial ownership of each named executive officer (NEO), each of our directors, all of our directors and executive officers as a group, and owners of more than five percent of our outstanding common stock. Generally, “beneficial ownership” includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes Common Stock that is held directly and also Common Stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Stock Ownership of Directors, Nominees and Executive Officers

The following table sets forth information with respect to the outstanding shares of Common Stock owned beneficially as of December 31, 2022, by each current director and named executive officer, individually and all directors and executive officers as a group. The percent of Common Stock owned by each person is based on 36,491,333 shares of Common Stock issued and outstanding at December 31, 2022. Unless otherwise indicated, the address of the persons below is 1320 South University Drive, Suite 720, Fort Worth, TX 76107. None of the Common Stock beneficially owned as set forth below is pledged as security.

	Amount of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(3)(4)	Common Stock

Mark T. Behrman (1)(6)	115,796	*
Glen A. Brown (1)(6)	66,766	*
Lee M. Canaan (1)(7)	75,487	*
Peter B. Delaney (1)(6)	80,310	*
Ralph D'Amico (2)(5)(6)	358,856	1.0%
Steven L. Packebush (1)(6)	120,737	*
John H. Pinkerton (1)(6)	58,578	*
Chad L. Stephens (1)(2)(5)(6)	795,624	2.2%

All directors and executive officers as a group (10 persons)	1,662,363	4.7%

* Less than 1% owned

(1)
Director
(2)
Executive Officer
(3)
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.
(4)
The number of shares shown does not include future share amounts recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan. These future share amounts represent shares to be issued in the future and have no investment or voting authority. See “Compensation of Directors” – footnote (2) of table entitled “Non-Employee Directors Compensation For Fiscal 2022.”
(5)
The number of shares shown for Messrs. D’Amico and Stephens include unvested shares of restricted stock awarded under the Company’s Amended 2010 Restricted Stock Plan and Long-Term Incentive Plan, which they exercise voting authority.
(6)
Owner has sole voting and investment power over all shares.
(7)
Comprised of 74,410 held directly by Ms. Canaan and 1,077 shares held by the Canaan Family Trust. Ms. Canaan has sole voting and investment power over 37,650 shares and shared voting and investment power over the 37,837 shares held by the Canaan Family Trust and a Joint Account with her husband.

The Company knows of no arrangements which would result in a change in control of the Company at any future date.

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Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC and information supplied to us by the stockholders, we believe the following stockholders are beneficial owners of more than 5% of our outstanding shares of Common Stock as of December 31, 2022, listed in alphabetical order:

Name and Address	Amount of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock

Edenbrook Capital, LLC (1)	5,094,571	14.0%
116 Radio Circle, Suite 202
Mount Kisco, NY 10549

SRP Capital Advisors, LLC (2)	3,549,207	9.7%
3811 Turtle Creek Blvd., Suite 1100
Dallas, TX 75219

Robert A. Hefner III (3)	3,165,570	8.7%
6305 Waterford Boulevard, Suite 470
Oklahoma City, OK 73118

(1)
Based solely on a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 10, 2022, Edenbrook Capital, LLC, the investment adviser to certain funds that hold shares of the Company’s Common Stock, has shared voting power and shared dispositive power as to 5,094,571 shares, shared with Jonathan Brolin, the managing member of Edenbrook Capital, LLC.
(2)
Based solely on a Schedule 13G/A (Amendment No. 1) filed with the SEC on February 14, 2022, SRP Capital Advisors, LLC has shared voting power and shared dispositive power as to 3,549,207 shares, (i) shared with SRPO-II Manager, LP, William T. Fennebresque and Ryan A. Turner as to all such shares, (ii) shared with SRP Opportunities II, LP and SRP Opportunities II GP, LP as to 2,204,367 shares, (iii) shared with SRPO-II Partners I, LP and SRPO-II Partners I GP, LP as to 1,344,840 shares, (iv) shared with Crestwood Exploration Partners, LLC and CWEP-SRPOII Investments, LLC as to 67,933 shares, (v) shared with Palmetto Investment Partners, LLC and PIP-SRPOII Investments, LLC as to 42,543 shares and (vi) shared with Palmetto Investment Partners II, LLC and PIPII-SRPOII Investments, LLC as to 3,438,731 shares.
(3)
Based solely on review of a Schedule 13G/A (Amendment No. 2) filed with the SEC on September 1, 2022, Robert A. Hefner III has sole voting power and sole dispositive power as to 3,165,570 shares.

Equity Compensation Plan Information

The following table gives aggregate information regarding grants under all of the Company’s equity compensation plans through September 30, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	–	N/A	1,263,083
Equity compensation plans not approved by stockholders	–	N/A	–
Total	–	N/A	1,263,083

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. Messrs. Behrman, Brown, D’Amico, Delaney, Pinkerton, Stephens, and Ms. Canaan were each late in filing his or her Form 4 with the SEC with respect to disclosure of restricted stock awards each received on March 16, 2022.

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Other than these late Form 4 filings, based on a review of the filings with the SEC and representations that no other reports were filed, the Company believes that during fiscal 2022 all directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act.

Stockholder Proposals

Proposals of stockholders intended to be presented by stockholders at the next annual meeting to be held in May 2024, and to be included in the proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act, must be received by the Company at least 120 days before April 6, 2024, which is the anticipated date of mailing of notice for the 2024 annual meeting. Any such proposals should be in writing and sent by certified mail, return receipt requested, to the Company’s office at 1320 South University Drive, Suite 720, Fort Worth, TX 76107, Attention: Secretary. On receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and any proxy card in accordance with SEC regulations governing the solicitation of proxies.

Under the Company’s Bylaws, for a stockholder to nominate a candidate for director, or propose other business to be considered by stockholders, timely notice of the nomination or the other proposed business must be received by the Company in advance of the annual meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days prior to the first anniversary of the mailing of notice for the preceding year’s annual meeting. However, the date of mailing of notice for the 2024 annual meeting will be more than 30 days after the first anniversary of the mailing of notice for the 2023 Annual Meeting as a result of the Company’s change in fiscal year. Therefore, to be timely for purposes of the 2024 annual meeting, a stockholders’ notice of nomination or the other proposed business must be received not less than 90 nor more than 120 days prior to the date of mailing of notice for the 2024 annual meeting to be held on May 18, 2024, which the Company anticipates mailing on or around April 6, 2024. The stockholder filing the notice of nomination must describe various matters regarding the nominee, including, but not limited to, such information as name, address, occupation, business background and shares held, and the nominee must deliver a written questionnaire and agreement to the Company covering certain matters as specified in the Bylaws. For a stockholder to bring other business before a stockholders’ meeting, timely notice must be received by the Company within the time limits described above in this. Such notice must include a description of the proposed business, the reasons therefore, and other specified matters. These requirements are separate from the requirements a stockholder must meet to have a proposal included in the Company’s proxy statement under Rule 14a-8 of the Exchange Act.

In each case, the notice must be given to the Secretary of the Company at 1320 South University Drive, Suite 720, Fort Worth, TX 76107. Any stockholder desiring a copy of the Company’s Bylaws will be furnished one without charge on written request to the Secretary. A copy of the Bylaws is available on the Company’s website at www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

The Company’s Bylaws include provisions providing access to the Company’s proxy statement and proxy card for director elections to eligible stockholders who wish to nominate a person for election to the Company’s Board of Directors. To be eligible to access the Company’s proxy statement and proxy card for this purpose, a stockholder, together with its affiliates, must have held beneficial ownership of at least 5% of the Common Stock for at least one year prior to providing notice to the Company seeking access to its proxy statement. Notice from a stockholder seeking such access must be received by the Company in the same time period required for stockholders seeking to nominate directors to the Company’s Board of Directors. Only one seat on the Board may be held by a person elected as a director resulting from a stockholder’s use of these proxy access Bylaw provisions. A stockholder seeking access to the Company’s proxy statement shall provide all information required from a stockholder seeking to nominate a director as well as undertakings signed by the stockholder and the proposed nominee. The Bylaw provision is the exclusive means for stockholders to include nominees for a director in the Company proxy statement and proxy card.

(52)

Annual Report to Stockholders

A copy of the Company’s Annual Report on Form 10-K for fiscal 2022, filed with the SEC on December 13, 2022, is included in the Annual Report to Stockholders provided with this Proxy Statement. A separate Form 10-K and copies of the Company’s charters for the various committees of the Board, the Corporate Governance Guidelines and the Company’s codes of ethics are available, free of charge, on written or oral request made to the Company at the address or telephone number set forth below, or can be viewed at the Company’s website: www.phxmin.com.

Ralph D’Amico, Secretary
PHX Minerals Inc.
1320 South University Drive, Suite 720
Fort Worth, TX 76107
405.948.1560

By Order of the Board of Directors

January 23, 2023	Ralph D’Amico, Secretary

Please vote your shares promptly.

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PHX MINERALS INC.
AMENDED AND RESTATED

2021 LONG-TERM INCENTIVE PLAN

(As Amended March 6, 2023)

PHX MINERALS INC.
AMENDED AND RESTATED

2021 LONG-TERM INCENTIVE PLAN

1.
ESTABLISHMENT OF PLAN. PHX Minerals Inc. (the “Company”) hereby establishes the “PHX Minerals Inc. 2021 Long-Term Incentive Plan”, which was originally adopted by the Board on January 5, 2021, originally approved by the Company’s stockholders on March 2, 2021, and amended on March 6, 2023. The Plan became effective on March 2, 2021, the date on which the Company’s stockholders originally approved the Plan (the “Effective Date”). The Plan replaces the Company’s 2010 Restricted Stock Plan (as amended, the “Prior Plan”) for Awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but this Plan shall not affect the terms or conditions of any award granted under the Prior Plan prior to the Effective Date.
2.
PURPOSES. The purposes of the Plan are as follows: (i) to offer selected Employees (including, without limitation, Executive Officers), Consultants and Non-Employee Directors of the Company or its Affiliates an opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to provide performance-related incentives to certain of such Employees and Consultants to achieve established Performance Goals and (iv) to promote the growth and success of the Company’s business by aligning the financial interests of such Employees, Consultants and Non-Employee Directors with that of the stockholders of the Company. Toward these objectives, this Plan provides for the grant of performance-based and non-performance-based equity Awards and performance-based Cash Awards.

A-(1)

3.
DEFINITIONS. As used herein, unless the context requires otherwise, the following terms have the meanings indicated below.
(a)
“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in Section 424(f) of the Code) of the Company or (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, with respect to Awards of Options and Stock Appreciation Rights that are intended to be excluded from the application of Section 409A of the Code, the term “Affiliate” will be applied in a manner to ensure that the Common Stock covered by such Awards would be “service recipient stock” with respect to the Participants to whom the Awards are granted; and provided further, however, with respect to Awards of Options that are intended to be Incentive Stock Options, “Affiliate “means an entity described in clauses (ii) and (iii) of this Section 3(a) and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.
(b)
“Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, Bonus Stock, a Cash Award, a Performance Award, a Phantom Stock Award or an Other Stock or Performance-Based Award, whether granted singly or in combination, to a Participant pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.
(c)
“Award Agreement” means any written agreement, notice, program and/or similar document evidencing the terms of an Award granted under the Plan.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Bonus Stock” means an Award granted under Section 8 of the Plan of shares of Common Stock issued to the Participant for such consideration, if any, as established by the Committee.
(f)
“Cash Award” means an Award granted pursuant to Section 12 of the Plan.
(g)
“Cause” means, except in the context of a Change in Control, the following:
(i)
in the case of a Director, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate;
(ii)
in the case of a Participant whose employment with the Company or an Affiliate is subject to the terms of a written employment agreement between such Participant and the Company or Affiliate, which employment agreement includes a definition of “Cause,” the term “Cause” as used in the Plan or any agreement establishing an Award shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;
(iii)
in the case of a Participant who is eligible for benefits under a severance plan sponsored by the Company or one of its Affiliates, the term “Cause” as used in the Plan or any agreement establishing an Award shall have the meaning set forth in such severance plan during the period that the Participant remains eligible for benefits under that plan; and
(iv)
in all other cases, as determined in the discretion of the Board, the following:
(A)
the willful commission by the Participant of a crime or other act of misconduct that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or an Affiliate;
(B)
the commission by the Participant of an act of fraud in the performance of the Participant’s duties on behalf of the Company or an Affiliate;
(C)
the willful and material violation by the Participant of the Company’s Code of Ethics & Business Practices; or
(D)
the continuing and repeated failure of the Participant to perform his or her duties to the Company or an Affiliate, including by reason of the Participant’s habitual absenteeism (other than such failure resulting from the Participant’s incapacity due to physical or mental illness), which, with

A-(2)

respect to Executive Officers, has continued for a period of at least thirty (30) days following delivery of a written demand for substantial performance to the Participant by the Board (or its designee) which specifically identifies the manner in which the Board (or its designee) believes that the Participant has not performed his or her duties.

For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be. The determination of whether Cause exists with respect to an Executive Officer shall be made by the Board (or its designee) in its sole discretion and with respect to all other Participants, the existence of Cause shall be determined by the Company’s Chief Executive Officer or, if the Chief Executive Officer is the subject of such determination, the most senior human resources officer, in such applicable person’s sole discretion and in consultation with the Company’s regular outside legal counsel.

(h)
“Change in Control” means the occurrence during the term hereof of any of the following events:
(i)
any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by (A) shares of the Company’s Common Stock and (B) any other securities of the Company that vote generally in the election of directors (“Voting Securities”), then outstanding;
(ii)
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;
(iii)
the stockholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation of the Company with such other corporation is consummated, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(iv)
the involuntary dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not occur or be deemed to occur if any event set forth in subsections (i)–(iv) above, which would otherwise constitute a Change in Control, occurs as a direct result of the consummation of a transaction solely between the Company and one or more of its controlled Affiliates.

Notwithstanding the foregoing, however, in any circumstance or transaction in which compensation payable pursuant to the Plan would be subject to the income tax under the Section 409A Rules if the foregoing definition of “Change in Control” were to apply, but would not be so subject if the term “Change in Control” were defined herein to mean a “change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Treasury Regulation § 1.409A-3(i)(5), then “Change in Control” means, but only to the extent necessary to prevent such compensation from becoming subject to the income tax under the Section 409A Rules, a transaction or circumstance that satisfies the requirements of both (1) a Change in Control under the applicable clause (i) through (iv) above, and (2) a change in control event under Treasury Regulation Section § 1.409A-3(i)(5).

(i)
“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.
(j)
“Committee” means the Compensation Committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such

A-(3)

committee shall be in existence at any relevant time), the term “Compensation Committee” for purposes of the Plan shall mean the Board; provided, however, that as necessary in each case to satisfy the requirements of Rule 16b-3 with respect to Awards granted under the Plan, while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(k)
“Common Stock” means the common stock of the Company, $0.01666 par value per share, or the common stock that the Company may in the future be authorized to issue.
(l)
“Company” means PHX Minerals Inc., a Delaware corporation, and any successor corporation.
(m)
“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.
(n)
“Continuous Service” means the provision of services to the Company or an Affiliate, or any successor, as an Employee, Director or Consultant, which is not interrupted or terminated. Except as otherwise provided in a particular Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate, or any successor, as an Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.
(o)
“Director” means a member of the Board or the board of directors of an Affiliate.
(p)
“Disability” means the “disability” of a person as defined in a then-effective long-term disability plan maintained by the Company that covers such person or, if such a plan does not exist at any relevant time, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
(q)
“Employee” means any person, including an Executive Officer or Director, who is employed by the Company or an Affiliate. The payment of compensation by the Company or an Affiliate to a Director or Consultant solely with respect to such individual rendering services in the capacity of a Director or Consultant, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.
(r)
“Executive Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).
(s)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.
(t)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock has an established market by virtue of being listed or quoted on any registered stock exchange, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid price, if applicable) on such exchange (or, if the Common Stock is listed or traded on more than one registered exchange, on the exchange with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price is reported on that day, on the last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

A-(4)

(ii)
In the absence of any listing or quotation of the Common Stock on any such registered exchange, the Fair Market Value shall be determined in good faith by the Committee.
(u)
“Incentive Stock Option” means any Option that satisfies the requirements of Section 422 of the Code and is granted pursuant to Section 7 of the Plan.
(v)
“Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(w)
“Non-Qualified Stock Option” means an Option granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option.
(x)
“Option” means an Award granted pursuant to Section 7 of the Plan to purchase a specified number of shares of Common Stock during the Option period for a specified exercise price, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.
(y)
“Other Stock or Performance-Based Award” means an award granted pursuant to Section 13 of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a share of Common Stock.
(z)
“Participant” means any Employee, Non-Employee Director or Consultant to whom an Award has been granted under the Plan.
(aa)
“Performance Award” means an Award granted pursuant to Section 12 of the Plan to a Participant that is subject to the attainment of one or more Performance Goals.
(bb)
“Performance Goal” means a standard established by the Committee based on one or more business criteria described in Section 12 to determine in whole or in part whether a Performance Award shall be earned.
(cc)
“Performance Period” shall mean that period of not less than one fiscal quarter in duration established by the Committee at the time any Performance Award is granted or at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.
(dd)
“Phantom Stock Award” means an Award granted pursuant to Section 10 of the Plan.
(ee)
“Plan” means this PHX Minerals Inc. 2021 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
(ff)
“Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.
(gg)
“Restricted Stock Award” means an Award granted under Section 11(a) of the Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions, as are established by the Committee.
(hh)
“Restricted Stock Unit Award” means an Award granted under Section 11(b) of the Plan.
(ii)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.
(jj)
“Section” means a section of the Plan unless otherwise stated or the context otherwise requires.
(kk)
“Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.
(ll)
“Stock Appreciation Rights” means an Award granted under Section 9 of the Plan.

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(mm)
“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
4.
INCENTIVE AWARDS AVAILABLE UNDER THE PLAN. Awards granted under this Plan may be (a) Incentive Stock Options; (b) Non-Qualified Stock Options; (c) Restricted Stock Awards; (d) Stock Appreciation Rights; (e) Bonus Stock; (f) Cash Awards; (g) Performance Awards; (h) Phantom Stock Awards; (i) Restricted Stock Unit Awards; and (j) Other Stock or Performance-Based Awards.
5.
SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 14(a) hereof, the aggregate number of shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed 4,900,000, including such aggregate number of shares that have been reserved for issuance and are subject to unvested Awards under the Prior Plan (the “Share Pool Limit”). At all times during the term of the Plan, the Company shall allocate and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Except for shares of Common Stock issued with respect to Awards that are assumed or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction), the number of shares reserved for issuance under the Plan shall be reduced by the number of shares of Common Stock issued in connection with the exercise or settlement of an Award or used to determine the amount of cash paid in connection with the exercise of Stock Appreciation Rights and the settlement of Phantom Stock Awards. Any shares of Common Stock (x) covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires or (y) except as provided below, that otherwise would be issued but are withheld in respect of taxes (up to the maximum statutory rate), shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Share Pool Limit and shall remain available for Awards under the Plan; provided that the following shall not remain available for Awards under the Plan and shall count against the Share Pool Limit: (i) any shares tendered or withheld to pay the exercise price of, or tax withholding obligations related to, Awards, (ii) any shares repurchased by the Company from a Participant with the proceeds from the exercise of Options and (iii) any shares reserved for issuance under a Stock Appreciation Right Award that exceed the number of shares actually issued upon exercise. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each case as the Committee may determine from time to time in its sole discretion. Subject to adjustment in accordance with Section 14(a), no more than 1,750,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.
6.
ELIGIBILITY.
(a)
Awards other than Incentive Stock Options may be granted to Employees (including, without limitation, Executive Officers), Directors and Consultants. Incentive Stock Options may be granted only to Employees. Except as provided in this Section 6, the Committee in its sole discretion shall select the recipients of Awards.
(b)
The Committee shall have the authority to grant equity-based awards, including Options, Restricted Stock Awards and Restricted Stock Unit Awards, subject to the terms of the Plan, including specifically the limitations contained in this Section 6 and any additional limitations as may be contained in resolutions adopted by the Board from time to time, to selected Employees and Consultants who are not then (A) Executive Officers or (B) Non-Employee Directors. The Board may determine, or may cause the Committee to determine, (i) the maximum aggregate number of shares of Common Stock subject to Options granted by the Committee in any one calendar year; (ii) the maximum aggregate number of shares of Common Stock covered by Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee in any one calendar year; (iii) the aggregate number of shares of Common Stock that may be awarded to any individual under Options granted by the Committee; and/or (iv) the aggregate number of shares of Common Stock that may be awarded to any individual under Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee.
(c)
A Participant may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.
7.
OPTIONS.

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(a)
Terms and Conditions of Options. The Committee shall determine whether an Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee shall determine the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment and all other terms and conditions of the Option, subject to the requirements of Section 15 and the following:
(i)
Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value of the shares of Common Stock on the date of grant of the Option. In addition, the exercise price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. The exercise price for each Option granted under this Section 7 shall be subject to adjustment pursuant to Section 14(a).
(ii)
Exercise Period. Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the expiration of ten (10) years from the date of grant of the Option, and provided further, that no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date of grant of the Option.
(iii)
Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code is amended after the Effective Date to provide for a different limit than the one described in this Section 7(a)(iii), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.
(b)
Transferability of Options. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may designate persons who or which may exercise his or her Options following his or her death. Notwithstanding the preceding sentence, Non-Qualified Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may provide for in the Participant’s Award Agreement and approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act.
(c)
Manner of Exercise. Options may be exercised in such manner as approved by the Company from time to time, including by delivery to the Company of a written exercise notice or by an exercise election made by a Participant through an electronic procedure authorized by the Company (which method or procedure need not be the same for each Participant), stating the number of shares of Common Stock being purchased, the method of payment and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased and satisfaction of the tax withholding provisions described in Section 16.
(d)
Payment of Exercise Price. Payment of the aggregate exercise price for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Participant, in any of the following methods: (i) if a public market for the Common Stock exists, upon the

A-(7)

Participant’s written request, the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the Participant, provided that the Participant has irrevocably instructed such broker to remit from the proceeds of such sale directly to the Company on the Participant’s behalf the full amount of the exercise price plus any taxes the Company is required to withhold; (ii) by surrender to the Company for cancellation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the cancellation of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; provided that such surrendered shares are not subject to any pledge or other security interest and have or meet such other requirements, if any, as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option being exercised; (iii) by a “net exercise” method whereby the Company withholds from the delivery of shares of Common Stock subject to the Option (or the portion thereof that is being exercised) that number of whole shares having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the issuance of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; or (iv) by any combination of the foregoing, including a cash payment. No shares of Common Stock may be issued until full payment of the purchase price thereof has been made.
(e)
Exercise of Option Following Termination of Continuous Service.
(i)
Subject to the other provisions of this Section 7(e), (A) a Participant may exercise an Incentive Stock Option for a period of three (3) months following the date the Participant’s Continuous Service terminates and (B) a Participant may exercise a Non-Qualified Stock Option for a period of six (6) months following the date the Participant’s Continuous Service terminates, but in each case, only to the extent the Participant was otherwise entitled to exercise the Option on the date the Participant’s Continuous Service terminates.
(ii)
If the Participant’s Continuous Service is terminated by the Company or an Affiliate for Cause, the Participant’s right to exercise the Option shall immediately terminate.
(iii)
If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the Option for a period of one (1) year following the date the Participant’s Continuous Service terminates.
(iv)
In the event of the termination of the Participant’s Continuous Service as a result of the Participant’s death, the Participant’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option for a period of one (1) year following the Participant’s date of death.
(v)
An Option shall terminate to the extent not exercised on the last day of the specified post- termination exercise periods set forth above or the last day of the original term of the Option, whichever occurs first.
(vi)
The Committee shall have discretion to determine whether the Continuous Service of a Participant has terminated, the effective date on which such Continuous Service terminates and whether the Participant’s Continuous Service terminated as a result of the Disability of the Participant.
(f)
Limitations on Exercise.
(i)
The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided that such minimum number will not prevent Participant from exercising the full number of shares of Common Stock as to which the Option is then exercisable.
(ii)
The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or market-quotation system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or market-quotation system, and the Company shall have no liability for any inability or failure to do so.

A-(8)

(iii)
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.
(g)
Modification, Extension and Renewal of Options. The Committee shall have the power to modify, cancel, extend (subject to the provisions of Section 7(a)(ii) hereof) or renew outstanding Options and to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor; provided, however, that (i) except as permitted by Section 14(a) of the Plan, any such action may not reprice any outstanding Option to reduce the exercise price thereof, directly or indirectly, without the approval of the stockholders of the Company and, (ii) without the written consent of any affected Participant, (A) impair any rights under any Option previously granted to such Participant or (B) cause the Option or the Plan to become subject to Section 409A of the Code.

Furthermore, notwithstanding anything to the contrary contained in this Section 7(g), other than permitted pursuant to Section 14, the Committee shall not without the approval of the Company’s stockholders (x) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 14(c)) or (y) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are then listed. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(h)
Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate, whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of this Section 7, in the case of an Option issued or assumed pursuant to this Section 7(h), the exercise price for the Option shall be determined in accordance with the principles of Sections 424(a) and 409A of the Code as applicable.
8.
BONUS STOCK AWARDS.
(a)
Bonus Stock Awards. The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Common Stock for such consideration, if any, as established by the Committee and that are not subject to forfeiture provisions (a “Bonus Stock Award”).
(b)
Rights as Stockholder. Shares of Common Stock awarded pursuant to a Bonus Stock Award shall be represented by a stock certificate registered in the name of and delivered to, or held in a book entry account by the Company’s transfer agent established on behalf of, the Participant to whom such Bonus Stock Award is granted.
(c)
Payment for Bonus Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received by a Participant pursuant to a Bonus Stock Award. In the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Bonus Stock Award, except to the extent otherwise required by law.
9.
STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors. The terms and conditions of Stock Appreciation Rights, including the vesting and exercise provisions, shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (i) if unrelated to an Option, at any time, or (ii) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. The exercise price of any Stock Appreciation Right shall be not less than the Fair Market Value of the Common Stock on the grant date of the Award.

A-(9)

(a)
Payment of Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase, if any, in Fair Market Value of the Common Stock between the grant and exercise dates. The Committee may specifically designate in the Award Agreement that such Award will be settled (i) only in cash, (ii) only in shares of Common Stock or (iii) in such combination of such forms and, if not so provided in the Award Agreement, the Award will be settled in shares of Common Stock unless the Committee determines, at the time of exercise of the Award, that the Award will be settled in cash or a combination of shares of Common Stock and cash.
(b)
Tandem Rights. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case (i) the Stock Appreciation Rights shall be exercisable at such time or times and only to the extent that the related Option is exercisable, (ii) the exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised and (iii) the Stock Appreciation Rights will not be transferable (other than by will or the laws of descent and distribution) except to the extent the related Option is transferable. Upon the exercise of an Option granted in connection with Stock Appreciation Rights, the Stock Appreciation Rights shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.
(c)
Stock Appreciation Rights Unrelated to an Option. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term greater than ten (10) years. Each such Stock Appreciation Right that is unrelated to an Option may be exercised by the Participant for a period of six (6) months following the date the Participant’s Continuous Service terminates, but only to the extent the Participant was otherwise entitled to exercise the Stock Appreciation Right on the date the Participant’s Continuous Service terminates (and in no event later than the expiration date of the Award); provided, however, that if the Participant’s Continuous Service terminates for Cause, the Participant’s right to exercise the Stock Appreciation Right shall immediately terminate.
10.
PHANTOM STOCK AWARDS. The Committee may, from time to time and subject to the terms of the Plan, grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors.
(a)
Payment of Phantom Stock Awards. A Phantom Stock Award is a right to receive a specified number of shares of Common Stock or cash equal to the Fair Market Value of a specified number of shares of Common Stock issued or paid at the end of a vesting period or the last day of a specified deferral period.
(i)
Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period or a vesting period specified for such Phantom Stock Award by the Committee (which may include a risk of forfeiture), if any, as the Committee may impose. Such risk of forfeiture may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.
(ii)
Award Period; Forfeiture. The Committee shall establish, at the time of grant of each Phantom Stock Award, a period over which (or the conditions with respect to which) the Award shall vest with respect to the Participant and the time at which the Award will be settled and paid.
11.
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS.
(a)
Restricted Stock Awards. The Committee may, from time to time and subject to the terms of the Plan, grant Restricted Stock Awards to Employees, Consultants and Non-Employee Directors.
(i)
Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions and the vesting period shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions and the vesting period shall lapse on the passage of time, the attainment of one or more Performance Goals, established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall be stated in the Award Agreement and vesting of such Restricted Stock Award shall occur upon the lapse of the Forfeiture Restrictions applicable to such Restricted Stock Award.

A-(10)

(ii)
Rights as Stockholder. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Participant shall have the right to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Award, (i) the Participant shall not be entitled to delivery of the stock certificates evidencing the shares of Common Stock or release of transfer restrictions on shares of Common Stock held in a book entry account with the Company’s transfer agent until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the stock certificates evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions expire and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire. During the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any Restricted Stock Award will be retained by the Company for the account of the Participant. Such dividends or other distributions will revert back to the Company if for any reason the Restricted Stock Award reverts back to the Company. Upon the expiration of the Forfeiture Restrictions, all dividends or other distributions made on such Restricted Stock Award and retained by the Company will be paid, without interest, to the Participant.
(iii)
Release of Common Stock. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant (or the transfer restrictions on shares of Common Stock held in a book entry account for the Participant will be released) promptly after, and only after, the Forfeiture Restrictions expire and Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. The Participant, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.
(iv)
Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
(b)
Restricted Stock Unit Awards. The Committee may, from time to time and subject to the terms of the Plan, grant Restricted Stock Unit Awards to Employees, Consultants and Non-Employee Directors.
(i)
Settlement of Restricted Stock Unit Awards. A Restricted Stock Unit Award is a right to receive a specified number of shares of Common Stock or cash equal to the Fair Market Value of a specified number of shares of Common Stock issued or paid at the end of a vesting period or the last day of a specified deferral period.
(A)
Award and Restrictions. Settlement of a Restricted Stock Unit Award shall occur upon expiration of the deferral period or a vesting period specified for such Restricted Stock Unit Award by the Committee (which may include a risk of forfeiture), if any, as the Committee may impose. Such restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.
(B)
Award Period. The Committee shall establish, at the time of grant of each Restricted Stock Unit Award, a period over which (or the conditions with respect to which) the Award shall vest with respect to the Participant and the time at which the Award will be settled and paid. Except as otherwise determined by the Committee or as may be set forth in any Restricted Stock Unit Award Agreement, employment or other agreement or plan pertaining to a Restricted Stock Unit Award, upon termination of the Participant’s Continuous Service during the applicable deferral period or vesting period (including any applicable Performance Period) or portion thereof to which forfeiture conditions apply, all Restricted Stock Unit Awards that are at that time subject to deferral period or a vesting period shall be forfeited.

A-(11)

12.
CASH AWARDS AND PERFORMANCE AWARDS.
(a)
Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Goals over a Performance Period established by the Committee. The determinations made by the Committee pursuant to this Section 12(a) shall be specified in the applicable Award Agreement or other document or documents established by the Committee pursuant to which the Cash Award is granted.
(b)
Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, Stock Appreciation Rights, Phantom Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Other Stock or Performance-Based Awards as a Performance Award. All Cash Awards shall be designated as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions. The grant and/or settlement of a Performance Award shall be subject to the terms and conditions set forth in this Section 12. The Committee may also grant performance-based Awards pursuant to Section 13 that are not intended to satisfy the provisions of this Section 12.
(c)
Performance Goals. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Goals over a Performance Period established by the Committee based upon one or more business criteria, which may include those described in Section 12(c)(ii).
(i)
General. The Performance Goals for Performance Awards shall consist of one or more criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.
(ii)
Business Criteria. One or more of the following business criteria may be used by the Committee, without limitation, in establishing Performance Goals for Performance Awards granted to a Participant: (A) earnings per share; (B) revenue (including increased revenues); (C) profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); (D) cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow, distributable cash flow and distributable cash flow per share and net cash flow before financing activities); (E) return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (F) economic value added; (G) gross margin; (H) net income measures (including income after capital costs and income before or after taxes); (I) earnings; (J) pretax earnings; (K) earnings before interest, taxes, depreciation and amortization (“EBITDA”) or adjusted EBITDA; (L) earnings before taxes and depreciation (“EBTD”); (M) earnings before interest and taxes (“EBIT”); (N) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (O) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); (P) stock price measures (including growth measures and total stockholder return); (Q) debt reduction; (R) price per share of Common Stock; (S) market share; (T) earnings per share or adjusted earnings per share (actual or growth in); (U) economic value added (or an equivalent metric); (V) market value added; (W) debt to equity ratio; (X) expense measures (including overhead cost and general and administrative expense); (Y) changes in working capital; (Z) margins; (AA) stockholder value; (BB) proceeds from dispositions; (CC) total market value; (DD) customer satisfaction or growth; and (EE) implementation, completion or attainment of measurable objectives with respect to the acquisition, development and/or productivity of assets. Any goals may be determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Committee may determine that certain items, events or occurrences, including unusual or nonrecurring items, changes in accounting standards or tax laws or other adjustments, shall be added to or excluded from the calculation of any of the business criteria.
(iii)
Performance Period. Achievement of performance goals in respect of Performance Awards may be measured based on performance over a Performance Period, as specified by the Committee, or

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may be determined based on whether or not the performance goals are satisfied at any time prior to the expiration of a Performance Period.
13.
OTHER STOCK OR PERFORMANCE-BASED AWARDS.

The Committee is hereby authorized to grant to Employees, Consultants and Non-Employee Directors, Other Stock or Performance-Based Awards, which shall consist of a right that (i) is not an Award described in any other Section of the Plan and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award. The term of an Award granted under this Section shall in no event exceed a period of ten (10) years (or if the Award is intended to satisfy the provisions of Section 12, such shorter period provided for in Section 12).

14.
ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.
(a)
Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Section 5 shall be proportionately adjusted or an equitable substitution shall be made with respect to such shares to reflect, as determined by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, extraordinary cash dividend resulting from a nonrecurring event that is not a payment of normal corporate earnings, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws or other applicable laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (x) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (y) the number of shares of Common Stock issuable under the Award will be rounded down to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Notwithstanding the foregoing provisions of this Section 14, no adjustment may be made by the Committee with respect to an outstanding Award that would cause such Award and/or the Plan to become subject to Section 409A of the Code.
(b)
Dissolution or Liquidation. The Committee shall notify the Participant at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Award Agreement, to the extent that an Award has not been previously exercised or settled, or the vesting conditions have not lapsed, any such Award other than a Restricted Stock Award shall expire and any such Award that is a Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Restricted Stock Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Award shall terminate immediately prior to consummation of such dissolution or liquidation. A “dissolution or liquidation of the Company” shall not be deemed to include, or to be occasioned by, any merger or consolidation of the Company with any other corporation or other entity or any sale of all or substantially all of the assets of the Company (unless that sale is effected as part of a plan of liquidation of the Company in which the Company’s business and affairs are wound up and the corporate existence of the Company is terminated).
(c)
Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, each Option and Stock Appreciation Right which is at the time outstanding under the Plan shall (i) automatically become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option or Stock Appreciation Right and (ii) expire twenty (20) days after the Committee gives written notice to the Participant specifying the terms and conditions of the acceleration of the Participant’s Options or Stock Appreciation Rights, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire. To the extent that a Participant exercises his or her Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by

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exercise of that Option (subject to the Participant’s satisfaction of the requirements of Section 16), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. If a Participant does not exercise his or her Option within the twenty (20) day period described above, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire, the Option or Stock Appreciation Right shall immediately be forfeited and the Participant shall have no further rights to exercise the Option or Stock Appreciation Right. Notwithstanding the foregoing provisions, in the event of any Change in Control, all of the Company’s obligations regarding Options and Stock Appreciation Rights that were granted hereunder and that are outstanding and vested on the date of such event (taking into consideration any acceleration of vesting in connection with such transaction) may, on such terms as may be approved by the Committee prior to such event, be (x) assumed by the surviving or continuing corporation (or substituted options of equal value may be issued by such corporation) or (y) canceled in exchange for cash, securities of the acquiror or other property in an amount equal to the amount that would have been payable to a Participant pursuant to the Change in Control event if the Participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior to the Change in Control event; provided, however, that if the amount that would have been payable to a Participant pursuant to such transaction if such Participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, the Committee may, in its discretion, cancel any or all such Options for no consideration or payment of any kind.

Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, the Restricted Period applicable to outstanding Restricted Stock Awards, Restricted Stock Unit Awards and all other outstanding Awards subject to forfeiture provisions (other than Awards consisting of Options or Stock Appreciation Rights) shall lapse and such Awards shall become fully vested and settled (subject, in each case, to satisfaction by the affected Participant of the requirements of Section 16).

Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, with respect to Performance Awards, all incomplete Performance Periods in respect of any such Award in effect on the date the termination occurs shall end on the date of such termination and the Committee shall (i) determine the extent to which the Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to the Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Targets or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under this paragraph shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.
GENERAL PROVISIONS APPLICABLE TO ALL AWARDS.
(a)
General. In addition to the other terms and conditions of the Plan pursuant to which Awards may be granted, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and, to the extent permissible under Section 409A of the Code, terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate or waive any term or condition of an Award that would cause the Participant to incur additional taxes under Section 409A of the Code. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.
(b)
Form of Award. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (which need not be the same for each Participant) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure

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that Awards satisfy the requirements of Section 409A of the Code (or with an exception with respect to Code Section 409A) to avoid the imposition of excise taxes thereunder and any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code. The Award Agreement shall be delivered to the Participant, with a copy of the Plan and other relevant documents, within a reasonable time after the date of grant. Notwithstanding any other provision of the Plan relating to Award Agreements, an Award and related documents, including the Plan and any prospectus for the Plan, may be delivered to a Participant in electronic format pursuant to such policies and procedures as adopted from time to time by the Company. If an Award or related documents are delivered in an electronic format and the Participant consents to participate in the electronic Award procedures established by the Company to access the Award documents, such action by the Participant shall constitute the Participant’s electronic signature and acceptance of the terms and conditions of the Award.
(c)
Date of Grant. The date of grant of an Award shall be the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
(d)
Awards Criteria; Minimum Vesting. In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Participant as it deems appropriate. Notwithstanding any other provision of the Plan to the contrary, all Awards under the Plan shall be subject to a minimum vesting schedule of at least twelve (12) months following the date of grant of the Award, provided, however, that up to five percent (5%) of the shares underlying Awards granted after the Effective Date (including all Bonus Stock Awards) may be subject to vesting schedules of less than twelve (12) months. Awards under the Plan granted to Non-Employee Directors in respect of regular annual fees shall be deemed to satisfy the minimum vesting schedule set forth in the preceding sentence regardless of whether the Company’s subsequent regular annual meeting of stockholders is at least twelve (12) months following the date of grant of the Award.
(e)
Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award, payments to be made upon the exercise or settlement of an Award shall be made as soon as administratively practicable following the date on which the amount is payable. The settlement of any Award may, subject to any specific provisions or limitations set forth in the Award, be paid in the form of cash, Common Stock or a combination thereof, as determined by the Committee in connection with such settlement; provided, however, that no Award other than a Cash Award may be paid in cash in lieu of shares of Common Stock if the Committee determines that such action would cause the Participant to be subject to an additional tax under Section 409A of the Code.
(f)
Termination of Continuous Service.
(i)
Termination for Cause. In the event a Participant’s Continuous Service is terminated for Cause, all outstanding Awards that have then not been settled (whether vested or unvested) shall be forfeited immediately and any shares of Restricted Stock for which the vesting period had not lapsed as of the Participant’s termination of Continuous Service shall be transferred immediately out of the Participant’s name.
(ii)
Death; Disability. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, any Award granted hereunder which is not otherwise vested shall vest in full (with any performance conditions deemed earned at the target level) upon the death or Disability of the Participant.
(iii)
Involuntary Termination. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, in the event that a Participant’s Continuous Service is terminated involuntarily without Cause and subject to the Participant’s execution of a release of claims in the form provided by the Company, (A) any unvested Awards that are only subject to time-vesting conditions and not subject to performance-vesting conditions and that were granted prior to the date of termination shall vest immediately in full on the date of such Participant’s termination and (B) any unvested Awards with performance-vesting conditions that were granted prior to the date of termination shall be retained by the Participant, even after such Participant’s Continuous Service has been terminated, and shall continue to be subject to any performance-vesting conditions.

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(iv)
Other Termination. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, or as otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates in circumstances not otherwise set forth in this Section 15(f), any unvested Award granted hereunder shall be forfeited immediately and any shares of Restricted Stock for which the vesting period had not lapsed as of the Participant’s termination of Continuous Service shall be transferred immediately out of the Participant’s name.
(g)
Transferability of Awards. Except as provided in Section 7(b) with respect to Non-Qualified Stock Options, Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Participant only by the Participant; provided that the Participant may designate persons who or which may exercise or receive his or her Awards following his or her death.
(h)
Privileges of Stock Ownership. Except as provided in the Plan with respect to Bonus Stock Awards and as provided in Section 11(a)(ii) with respect to Restricted Stock Awards, no Participant will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised or settled and the purchased or awarded shares are issued and delivered to the Participant, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided otherwise in the Plan. No Award (or portion thereof) may provide for the payment of dividends or dividend equivalents before the date on which the Award (or portion thereof) vests. With respect to any Award that provides an entitlement to dividends or dividend equivalents, such dividends or dividend equivalents will be retained by the Company for the account of the Participant during the vesting period and will revert back to the Company if for any reason the Award is forfeited or reverts back to the Company prior to vesting. Upon vesting, all dividends or dividend equivalents retained by the Company in respect of such Award will be paid, without interest, to the Participant. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.
(i)
Clawback. Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time or any clawback or recapture provisions set forth in an Award Agreement or program to the extent provided in such policy, program or agreement and, in accordance with such policy, program or agreement, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed or paid to the Participant.
(j)
Section 409A.
(i)
Separation from Service. Notwithstanding any provision contained in the Plan to the contrary, no amount shall be paid pursuant to the Plan that is treated as a “nonqualified deferred compensation plan” as described in Section 409A(a)(1) of the Code relating to a Participant’s termination of Continuous Service with the Company or an Affiliate unless such termination of Continuous Service constitutes a “separation from service” as such term is defined under Treasury Regulation Section 1.409A-1(h) and any successor provision thereto (“Separation from Service”).
(ii)
Deferred Payments for Certain Key Employees. Notwithstanding any other provision contained in the Plan or a related Award document to the contrary, if the Company determines that (i) at the time of the Participant’s Separation from Service the Participant is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code and (ii) any payments to be provided to the Participant under the Plan are or may become subject to the additional tax under Section 409A(a)(1)(B) of the Code or any other taxes or penalties imposed under Section 409A of the Code (“409A Taxes”) if paid at the time such payments are otherwise required under the Plan or a related Award document, then such payments shall be delayed until the earlier of (A) the date that is six (6) months after the date of the Participant’s Separation from Service or (B) the Participant’s death. If the amounts delayed are payable in installments, the delayed payments will be paid on the first day of the seventh month following the date of the Participant’s Separation from Service (or earlier death). The provisions of this Section 15(j)(ii) shall only apply to the minimum extent required to avoid the Participant’s incurrence of any 409A Taxes.
(iii)
Section 409A Compliance; Separate Payments. The Plan is intended to be written, administered, interpreted and construed in a manner such that no payment or benefits provided under the Plan or a related Award document become subject to (A) the gross income inclusion set forth within Section

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409A(a)(1)(A) of the Code or (B) the interest and additional tax set forth within Section 409A(a)(1)(B) of the Code (collectively, “Section 409A Penalties”), including, where appropriate, the construction of defined terms to have meanings that would not cause the imposition of Section 409A Penalties. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty. For purposes of Section 409A of the Code (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), each payment that a Participant may be eligible to receive under the Plan or a related Award document shall be treated as a separate and distinct payment and shall not collectively be treated as a single payment.
16.
WITHHOLDING FOR TAXES.

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any income and employment tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. In addition, on the occurrence of an event with respect to an Award that requires the Company to withhold taxes, the Participant shall make arrangements satisfactory to the Company whereby such taxes may be paid. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock that otherwise would have been acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an Executive Officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) that otherwise would have been issued in connection with such Award payment or exercise.

17.
MISCELLANEOUS.
(a)
No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.
(b)
Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.
(c)
Other Laws. The Committee may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.
(d)
Administration. The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final, binding and conclusive upon the Company and all persons having an interest in any Award or any shares of Common Stock acquired pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provision of Awards granted to Employees, Consultants and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. The Board or Committee may delegate any of its powers under the Plan to a subcommittee of the Committee or one of their respective members, or to one or more officers of the Company designated by the Board or Committee from time to time, in each case subject to applicable laws and the requirements of any stock exchange or market-quotation system upon which the shares of Common Stock may then be listed or

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quoted. No member of the Committee or the Board (or their designees) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award granted hereunder.
(e)
Effect of Plan. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award, or in other related documents, shall confer upon any Employee, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without Cause.
(f)
No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
(g)
Amendment or Termination of Plan. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Award, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Section 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an amendment to the terms of an Award) signed by the Participant and the Company. Notwithstanding the preceding sentence, the Board unilaterally may amend the Plan to the extent necessary or appropriate to prevent the Plan or an Award from being subject to the provisions of Section 409A of the Code; provided that any such amendment is permitted by Section 409A of the Code, Treasury regulations issued thereunder or other guidance issued by the Internal Revenue Service.
(h)
Effective Date; Term of Plan. The Plan shall become effective on the date on which the Company’s stockholders approve the Plan. If the Plan is not so approved by the Company’s stockholders, then the Plan will be null and void in its entirety and the Prior Plan will remain in full force and effect. Unless sooner terminated by action of the Board, the Plan shall terminate on the earlier of (i) the tenth (10th) anniversary of the Effective Date or (ii) the date on which no shares of Common Stock subject to the Plan remain available to be granted as Awards under the Plan according to its provisions.
(i)
Severability and Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.
(j)
Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, and the singular shall include the plural, and visa

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versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

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PHX Minerals Inc. 2023 Annual Stockholders Meeting

March 6, 2023

9:00 A.M. Central Standard Time

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: PHX Minerals Inc. Annual Meeting of Stockholders For Stockholders of record as of January 09, 2023 TIME: Monday, March 6, 2023 9:00 AM, Central Standard Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PHX for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Vickie P. Williams and Deanna P. Tillman (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote all the shares of capital stock of PHX Minerals Inc. (the "Company") that the undersigned is entitled to vote at the above referenced annual meeting of stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 P.M., Eastern Time, March 1, 2023, or if no choice is specified, will be voted by an independent fiduciary. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/PHX • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-284-6868 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/PHX

PHX Minerals Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of two directors to serve on the Company's board for three-year terms ending at the Company's annual meeting in 2026. FOR AGAINST ABSTAIN 1.01 Steven L. Packebush #P2# #P2# #P2# FOR 1.02 Chad L. Stephens #P3# #P3# #P3# FOR FOR AGAINST ABSTAIN 2. Advisory vote to approve the compensation of the Company's named executive officers. #P4# #P4# #P4# FOR 3. Ratification of the selection and appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. #P5# #P5# #P5# FOR 4. Approval of an amendment to the PHX Minerals Inc. 2021 Long-Term Incentive Plan to increase the number of authorized shares by 2,400,000 shares. #P6# #P6# #P6# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/PHX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X